UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21910

 Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2011 - May 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WWW.GUGGENHEIMFUNDS.COM

. . . YOUR ROAD TO THE LATEST, MOST UP - TO - DATE INFORMATION

Contents

Dear Shareholder	3

Economic and Market Overview	4

Management Discussion of Fund Performance	6

Fund Summary & Performance	15

Overview of Fund Expenses	29

Portfolio of Investments	31

Statement of Assets and Liabilities	44

Statement of Operations	46

Statement of Changes in Net Assets	48

Financial Highlights	52

Notes to Financial Statements	60

Report of Independent Registered Public Accounting Firm	68

Supplemental Information	69

Considerations Regarding Annual Review of the
Investment Advisory Agreements and
Investment Subadvisory Agreement	72

Trust Information	75

About the Trust Adviser	Back Cover

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, LLC is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

May 31, 2012

DEAR SHAREHOLDER

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for eight of our exchange-traded funds (“ETFs” or “Funds”), including the Guggenheim Yuan Bond ETF, a new Fund introduced in 2011.

The Investment Adviser is now a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

This report covers performance of the following eight Funds for the annual fiscal period ended May 31, 2012, with the name of each Fund followed by its NYSE Arca ticker symbol:

-	Guggenheim Canadian Energy Income ETF (ENY)

-	Guggenheim China Real Estate ETF (TAO)

-	Guggenheim China Small Cap ETF (HAO)

-	Guggenheim Frontier Markets ETF (FRN)

-	Guggenheim International Multi-Asset Income ETF (HGI)

-	Guggenheim Shipping ETF (SEA)

-	Guggenheim Timber ETF (CUT)

-	Guggenheim Yuan Bond ETF (RMB)

Guggenheim Funds Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report we offer 44 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Investments and worked with a diverse group of index providers to create some of the most distinctive ETFs available.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, which begins on page 6.

Sincerely,

Donald Cacciapaglia
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

June 30, 2012

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ECONOMIC AND MARKET OVERVIEW	May 31, 2012

Securities markets exhibited considerable volatility over the past 12 months, driven largely by concerns about sovereign debt in several European nations, a fledgling U.S. economic recovery and the sustainability of economic growth in Asia. Risk aversion in fall 2011 and again in May 2012 drove investors toward dollar-denominated assets, sending rates on U.S. Treasury bonds to near historic lows. Fixed income securities generally provided positive returns over the period, including riskier bonds, while returns from equities were generally negative.

Weak economic reports in May 2012 indicated that the world’s major economies were beginning to slip in unison, and both the Organization for Economic Cooperation and Development and the International Monetary Fund forecast lower global growth for 2012. This was in spite of recent efforts from leading central bankers to recharge the global economy, including a restructuring of Greece’s debt that enabled a new international bailout earlier in 2012, and an injection of liquidity from the European Central Bank in December that lessened financial stresses across the continent and contributed to improvement in global financial markets. However, manufacturing gauges in March 2012 indicated that the eurozone was entering a period of economic contraction, meaning that policy makers may need to do more to revive growth across the region and keep the problem from infecting other countries.

Although the U.S. was stronger economically than many countries, slowing growth and job creation late in the period indicated the economy is having difficulty gaining traction. In May 2012, U.S. gross domestic product (GDP) was reported to have grown at an annualized 1.9% pace in the first quarter of 2012, compared with estimates of more than 2.0%, and a 3.0% rate in the fourth quarter of 2011. But the GDP report did show that the lower first quarter growth was partly a result of less inventory building. As companies replenish stocks later in the year, the economy could get a boost. Many firms have been cautious in spending and hiring, even though corporate profits have continued to rise, although at a pace lower than in recent quarters. Economists say many companies are near the limit of what they produce without adding staff and equipment.

To foster growth, the U.S. Federal Reserve (the “Fed”) has said it will leave its key interest rate close to zero at least through 2014, despite arguments by some Fed officials and investors that the Fed may have to consider raising rates much earlier than that to prevent inflation. For now, the Fed’s leadership appears to be committed to keeping rates low, thus reducing borrowing costs for businesses and consumers, and seems prepared to sustain quantitative easing if the employment and growth picture worsens.

For the 12-month period ended May 31, 2012, the Standard & Poor’s 500 Index (the “S&P”), which is generally regarded as an indicator of the broader U.S. stock market, returned -0.41%, with periods of decline last summer and again near the end of the period. Most foreign markets were much weaker: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned -20.49%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, returned -20.32%. The MSCI China Index, which measures performance of the broad Chinese equity market, returned -20.79% for the 12-month period ended May 31, 2012.

In the bond market, higher quality issues performed better than lower-rated bonds, as investors sought to avoid risk. The return of the Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, posted a 7.12% return for the period, while the Barclays Capital U.S. Corporate High Yield Index returned 4.14%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years. The return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.04% for the 12-month period.

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May 31, 2012

Index Definitions

All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays Capital U.S. Corporate High Yield Bond Index: measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays Capital 1-3 Month U.S. Treasury Bill Index: tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Dow Jones Global Forestry & Paper Index is a float-adjusted market capitalization weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures.

The MSCI China index is a capitalization weighted index that monitors the performance of stocks from the country of China.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Bank of China Hong Kong Offshore RMB Bond Index tracks the total return performance of offshore RMB denominated bonds which are issued outside the Mainland of China and fulfill a set of pre-specified and transparent criteria for eligibility.

The Standard & Poor’s (“S&P”) 500 Index is a capitalization weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

The S&P/TSX Composite Index is a capitalization weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries.

The STOXX Europe Total Market Forestry & Paper Index represents the European forestry and paper industry as defined by the market standards of ICB (Industry Classification Benchmark).

Industry Sectors

Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE	May 31, 2012

ENY Guggenheim Canadian Energy Income ETF

Fund Overview

The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY
(the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the “Index”).

The Index is comprised of approximately 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the “TSX”), NYSE AMEX, Nasdaq Stock Market or New York Stock Exchange. The universe of companies includes approximately 200 TSX-listed oil and gas sector securities including royalty trusts and approximately 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd. (the “Index Provider”).

The Fund will invest at least 90% of its total assets in securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -31.00%, which included a decrease in market price over the period to $14.73 as of May 31, 2012, from $22.06 on May 31, 2011. On an NAV basis, the Fund generated a total return of -30.45%, which included a decrease in NAV over the period to $14.83 as of May 31, 2012, from $22.03 on May 31, 2011.

At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad Canadian equity market comparison purposes, the Index returned -29.41% and the S&P/TSX Composite Index (“S&P/TSX”) returned -19.54% for the 12-month period ended May 31, 2012.

The Fund made quarterly distributions per share of $0.105 on June 30, 2011; $0.106 on September 30, 2011; $0.141 on December 30, 2011; and $0.118 on March 30, 2012.

In addition, the Fund made a supplemental distribution of $0.086 per share on December 30, 2011, which was characterized as ordinary income.

Performance Attribution

Since more than 90% of the Fund’s portfolio is invested in the energy sector, the return of this sector was the main determinant of the Fund’s return, and it was the major source of the Fund’s negative return for the 12-month period ended May 31, 2012. The Fund also has positions in the utilities and industrial sectors, which had minimal impact on the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Sinopec Daylight Energy Ltd., which is engaged in oil and gas exploration, exploitation, development and production in Alberta and British Columbia (not held in the Fund’s portfolio at period end); PetroBakken Energy Ltd., Class A, which explores for and produces light oil in Canada (0.9% of the Fund’s long-term investments at period end); and Provident Energy Ltd., which owns and operates a natural gas liquids midstream services and marketing business (not held in the Fund’s portfolio at period end). Positions that detracted most significantly included Connacher Oil & Gas Ltd., an integrated energy company (not held in the Fund’s portfolio at period end); BlackPearl Resources, Inc., an oil and gas exploration company (4.6% of the Fund’s long-term investments at period end) and Petrobank Energy & Resources Ltd., which explores for and develops oil and natural gas in Alberta, Canada (4.3% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

TAO Guggenheim China Real Estate ETF

Fund Overview

The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (REITs) which are open to foreign ownership and derive a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC and is maintained by Standard & Poor’s.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (ADRs), American Depositary Shares (ADSs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index). Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -15.49%, which included a decrease in market price over the period to $16.74 as of May 31, 2012, from $20.07 on May 31, 2011. On an NAV basis, the Fund generated a total return of -15.90%, which included a decrease in NAV over the period to $16.72 as of May 31, 2012, from $20.14 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and market comparison purposes, the Index returned -15.52% and the MSCI China Index, which measures performance of the Chinese equity market, returned
-20.79% for the same period.

The Fund made an annual distribution on December 30, 2011, of $0.193 per share, which was characterized as ordinary income.

Performance Attribution

Nearly all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financial and diversified sectors. For the 12-month period ended May 31, 2012, both sectors detracted from the Fund’s return. The top-three contributors to return were in the financial sector. They were Link Real Estate Investment Trust, a real estate investment trust (REIT) based in Hong Kong that invests mainly in retail and car park facilities; China Resources Land Ltd., which through its subsidiaries develops and invests in properties and provides corporate financing and electrical engineering services; and China Overseas Land & Investment Ltd., which through its subsidiaries develops and invests in properties, constructs buildings and invests in Treasury securities and infrastructure projects (4.6%, 4.0% and 5.3%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Wharf Holdings Ltd., an investment holding company based in Hong Kong; Hongkong Land Holdings Ltd., a property investment, management and development group; and Cheung Kong Holdings Ltd., a Hong Kong-based company that invests in and manages property development and investment projects and hotel and serviced suite operations (5.1%, 5.3% and 4.5%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

HAO Guggenheim China Small Cap ETF

Fund Overview

The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s. For inclusion in the Index, AlphaShares defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”) and International Depositary receipts (“IDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs, ADSs, GDRs and IDRs included in the Index).

Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -29.15%, which included a decrease in market price over the period to $20.01 as of May 31, 2012, from $29.15 on May 31, 2011. On an NAV basis, the Fund generated a total return of -29.50%, which included a decrease in NAV over the period to $19.97 as of May 31, 2012, from $29.23 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -28.56% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned -20.79% for 12-month period ending May 31, 2012.

The Fund made an annual distribution of $0.620 per share on December 30, 2011, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ended May 31, 2012, none of the sectors represented in the Fund contributed positively to the Fund’s return, with the consumer cyclical sector detracting most and utilities detracting least. Positions that contributed most significantly to the Fund’s return included Alibaba.com Ltd., which is a business-to-business e-commerce company that operates an English-language marketplace for global importers and exporters, as well as a Chinese-language marketplace for domestic China trade and a Japanese-language marketplace facilitating trade to and from Japan; Zoomlion Heavy Industry Science and Technology Co. Ltd., which manufactures and markets construction machinery, environmental machinery and satellite navigation products; and Shimao Property Holdings Ltd., which develops real estate projects in China (1.9%, 1.7% and 1.4%, respectively, of the Fund’s common stocks at period end). Positions that detracted most significantly from the Fund’s return included Renhe Commercial Holdings Co. Ltd., which develops underground shopping centers in China; Zhaojin Mining Industry Co. Ltd., which explores, mines, and produces gold; and Semiconductor Manufacturing International Corp., which manufactures, trades, packages, tests, and provides computer-aided design integrated circuits (0.3%, 0.8% and 0.5%, respectively, of the Fund’s common stocks at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

FRN Guggenheim Frontier Markets ETF

Fund Overview

The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Frontier Index”).

The Frontier Index is composed of and tracks the performance of all liquid, as defined by BNY Mellon, the Fund’s index provider (the “Index Provider”), American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), NYSE Arca, Inc. (“NYSE Arca”), NYSE AMEX and Nasdaq Stock Market (“NASDAQ”) of Frontier Market countries, as defined by the Index Provider. The Index Provider defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama, Trinidad and Tobago. An ADR or GDR is determined to be liquid based upon an assessment of trading volume and market capitalization.

The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -12.27%, which included a decrease in market price over the period to $19.26 as of May 31, 2012, from $22.95 on May 31, 2011. On an NAV basis, the Fund generated a total return of -14.16%, which included a decrease in NAV over the period to $19.08 as of May 31, 2012, from $23.23 on May 31, 2011.

At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad emerging market comparison purposes, the Frontier Index returned -12.59% and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned -20.32% for the 12-month period ending May 31, 2012.

The Fund made an annual distribution of $0.824 per share on December 30, 2011, which was characterized as ordinary income.

Performance Attribution

For the 12-month period ending May 31, 2012, all sectors but one in which the Fund was invested had negative returns, detracting from the Fund’s return. The energy sector made a slight contribution to return, and the financial sector detracted most. Positions that contributed most significantly to the Fund’s return included Ecopetrol SA, ADR, an integrated oil company that owns interests in oil producing fields, refineries, ports and a transportation network throughout Colombia; Cia Cervecerias Unidas SA, ADR, a beer brewer and distributor of non-alcoholic beverages in Chile and Argentina; and Banco de Chile ADR, a deposit-gathering bank that offers retail and commercial banking services (11.3%, 2.0% and 3.9%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included YPF SA, which explores for, develops, and produces oil and natural gas in South America, the United States, and Indonesia; Enersis SA, a Chilean company that generates and distributes electric energy; and Telecom Argentina SA, which provides telecommunications services in Argentina (1.1%, 5.8% and 1.4%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

HGI Guggenheim International Multi-Asset Income ETF

Fund Overview

The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 securities selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts, and American Depositary Receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc.

The Fund will invest at least 90% of its total assets in securities that comprise the Index and underlying securities representing the ADRs included in the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -20.81%, which included a decrease in market price over the period to $15.09 as of May 31, 2012, from $20.02 on May 31, 2011. On an NAV basis, the Fund generated a total return of -20.86%, which included a decrease in NAV over the period to $15.05 as of May 31, 2012, from $19.98 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -19.88% and the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, an index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin, returned -20.49% for the same period.

The Fund made quarterly distributions per share of $0.309 on June 30, 2011, $0.247 on September 30, 2011, $0.113 on December 30, 2011 and $0.185 on March 30, 2012.

Performance Attribution

For the 12-month period ended May 31, 2012, all but one sector in which the Fund was invested had negative returns, detracting from the Fund’s return. The utilities sector contributed slightly to the Fund’s return, while the financial sector detracted most. Positions that contributed most significantly to the Fund’s return included Huaneng Power International, Inc., ADR, which builds and operates power plants in China; SandRidge Mississippian Trust I, which owns royalty interests in producing and developing oil wells in the Mississippian formation in Oklahoma; and Ecopetrol SA, ADR, an integrated oil company that owns interests in oil producing fields, refineries, ports and a transportation network throughout Colombia (1.1%, 2.2% and 0.8%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Alon Holdings Blue Square Israel Ltd., an Israeli company that operates retail stores and commercial real estate properties (not held in the Fund’s portfolio at period end); Enerplus Corp., a Canadian oil and gas exploration and production company that owns a large, diversified portfolio of income generating crude oil and natural gas properties (1.8% of the Fund’s long-term investments at period end); and Penn West Petroleum Ltd., an oil and natural gas producer based in Alberta, Canada (1.9% of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

SEA Guggenheim Shipping ETF

Fund Overview

The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM (the “Index”).

The Index is designed to measure the performance of high dividend-paying companies in the global shipping industry. CME Group Index Services LLC (the “Index Provider”) uses a rules-based methodology to rank companies by yield that are involved in the shipping industry globally that primarily transport goods and materials. The Index Provider considers a company to be in the shipping industry if its revenues are derived primarily from shipping activities (excluding companies solely involved in transporting passengers). The Index Provider determines whether a company is “high-dividend paying” by ranking it relative to other companies in the shipping industry based upon indicated annual yield (most recent distribution annualized and divided by the current share price). Prior to July 27, 2011, the Fund sought to replicate, before the Fund’s fees and expenses, the performance of the Delta Global Shipping Index.

The Fund will at all times invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index and the underlying stocks in respect of the ADRs and GDRs in the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -32.10%, which included a decrease in market price over the period to $15.99 as of May 31, 2012, from $24.67 on May 31, 2011. On an NAV basis, the Fund generated a total return of -31.98%, which included a decrease in NAV over the period to $16.03 as of May 31, 2012, from $24.69 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -27.61% and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned -11.02% for the same period.

The Fund made quarterly distributions per share of $0.684 on June 30, 2011, $0.077 on September 30, 2011, $0.092 on December 30, 2011 and $0.103 on March 30, 2012.

Performance Attribution

Most of the Fund’s portfolio is invested in the industrial sector, and it was the largest detractor from return. The non-cyclical consumer sector was the only contributor to return. Positions that contributed most to the Fund’s return included Teekay LNG Partners, LP, a provider of marine transportation services to producers of liquefied natural gas, liquefied petroleum gas and crude oil; Alexander & Baldwin, Inc., which includes a subsidiary that is engaged in real estate and agricultural businesses that develop real property in Hawaii and the mainland, and grows sugar cane and coffee; and Seaspan Corp., which operates a fleet of containerships (4.7%, 6.1% and 3.6%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included three Japanese marine transportation companies: Mitsui OSK Lines Ltd.; Nippon Yusen KK; and Kawasaki Kisen Kaisha Ltd. (8.8%, 9.6% and 4.4%, respectively, of the Fund’s long-term investments at period end).

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

CUT Guggenheim Timber ETF

Fund Overview

The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes LLC (“Beacon” or the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing the ADRs and GDRs included in the Index). Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2012.

On a market price basis, the Fund generated a total return of -27.98%, which included a decrease in market price over the period to $15.75 as of May 31, 2012, from $22.38 on May 31, 2011. On an NAV basis, the Fund generated a total return of -28.20%, which included a decrease in NAV over the period to $15.71 as of May 31, 2012, from $22.39 on May 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad world market comparison purposes, the Index returned -27.36%; the Dow Jones Global Forestry & Paper Index returned -31.94%; and the MSCI World Index, an index designed to measure the equity market performance of developed markets, returned -11.02% for the same period.

The Fund made an annual distribution of $0.387 per share on December 30, 2011, which was characterized as ordinary income.

Performance Attribution

Since approximately 70% of the Fund’s portfolio is invested in the basic materials sector, return of this sector is the main determinant of the Fund’s return, and it was the major detractor from the Fund’s return for the 12-month period ended May 31, 2012. The Fund also has positions in the energy, financial and industrial sectors, all of which detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included American paper manufacturer Wausau Paper Corp. (not held in the Fund’s portfolio at period end); Weyerhaeuser Co., an integrated forest products company (5.0% of the Fund’s long-term investments at period end); and Rayonier Inc. REIT, an international forestry products company (5.2% of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s return included Fibria Celulose SA, a Brazilian company involved in the renewable forest business (4.1% of the Fund’s long-term investments at period end); Smurfit Kappa Group PLC, one of the world’s largest integrated manufacturers of paper-based packaging products, with operations in Europe and Latin America (3.5% of the Fund’s long-term investments at period end); and Sino-Forest Corporation, a commercial forest plantation operator in the People’s Republic of China (not held in the Fund’s portfolio at period end).

12 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE continued	May 31, 2012

RMB Guggenheim Yuan Bond ETF

Fund Overview

The Guggenheim Yuan Bond ETF, NYSE Arca ticker: RMB (the “Fund”) seeks to replicate, before the Fund’s fees and expenses, the performance of the AlphaShares China Yuan Bond Index (the “Index”). The Index is a rules-based index comprised of, as of December 2, 2011, approximately 44 securities. The securities in the Index are bonds that are eligible for investment by U.S. and other foreign investors and denominated in Chinese Yuan, whether issued by Chinese or non-Chinese issuers and traded in the secondary market, a market commonly referred to as the “Dim Sum” bond market. The Fund will not invest in securities traded in mainland China. The Index includes bonds issued by mainland Chinese entities with a minimum of Yuan 1 billion outstanding par value, as well as bonds issued by non-mainland Chinese entities (which have no minimum outstanding par value requirement). All of the bond issues or issuers must have an investment grade rating by Moody’s Investors Service, Standard & Poor’s Ratings Services and/or Fitch Ratings. Bonds must have a minimum of one year maturity for inclusion in the Index. Only bonds that pay a fixed periodic coupon, that delay coupon payments until maturity, zero coupon bonds or floating rate bonds are eligible for inclusion in the Index. The interest rates of the floating rate bonds in the Index typically adjust based upon the then-current Shanghai Interbank Offered Rate on a quarterly basis. The Chinese Yuan-denominated debt securities in which the Fund invests are currently not listed on a stock exchange or a primary securities market where trading is conducted on a regular basis. The Index was created by AlphaShares, LLC and is maintained by Interactive Data Corporation.

The Fund will invest at least 80% of its total assets in fixed income securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”), J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI,” together with JPMIM, the “Investment Sub-Advisers”) seek a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund uses a sampling approach in seeking to achieve its investment objective. Sampling means that the Investment Adviser and Investment Sub-Advisers use quantitative analysis to select securities from the Index universe to obtain a representative sample of securities that resemble the Index in terms of key risk factors, performance attributes and other characteristics. These characteristics include maturity, credit quality, duration and other financial characteristics of fixed income securities.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund’s inception date of September 22, 2011, through May 31, 2012.

On a market price basis, the Fund generated a total return of 1.29%, which included an increase in market price over the period to $25.16 as of May 31, 2012, from $25.00 at inception. On an NAV basis, the Fund generated a total return of -0.31%, which included a decrease in NAV over the period to $24.76 as of May 31, 2012, from $25.00 at inception. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and Chinese bond market comparison purposes, the Index returned 0.17% and the Bank of China Hong Kong Offshore RMB Bond Index, which also measures the performance of the Dim Sum bond market, but includes both investment grade and below investment grade rated securities, returned -0.22% for the period from the Fund’s inception date through May 31, 2012.

The Fund made the following monthly distributions per share during the abbreviated annual period ended May 31, 2012, all of which were characterized as ordinary income.

Month	Distribution per Share
November 2011	$0.017
December	$0.019
January 2012	$0.021
February	$0.027
March	$0.025
April	$0.026
May	$0.029

Performance Attribution

For the period since inception through May 31, 2012, the sovereign sector made the largest contribution to return, followed by the auto manufacturers sector. The food and diversified holding companies sectors detracted most from the Fund’s return. Positions that contributed most significantly to the Fund’s return included 1.8% coupon 2015 bonds issued by the Government of China; 2.15% coupon 2016 bonds issued by Volkswagen International Finance NV, which provides financing of and participation in companies belonging to Volkswagen AG group; and two series of bonds issued by the Government of China: 1.4% coupon 2016 bonds and 0.6% coupon 2014 bonds (7.9%, 3.1%, 6.2% and 3.1% of the Fund’s total investments at period end). Positions that detracted most significantly from the Fund’s return included 2.7% coupon 2013 bonds issued by China Development Bank Corp. (9.9% of the Fund’s total investments at period end); 1.0% coupon 2013 bonds issued by the Hong Kong Ministry of Finance (not held in the Fund’s portfolio at period end); and 1.1% coupon 2014 bonds issued by Fonterra Cooperative Group Ltd., a New Zealand dairy cooperative (not held in the Fund’s portfolio at period end).

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 13

May 31, 2012
Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of Fund-specific risks and considerations.

Equity Risk: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Funds’ return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

Replication Management Risk: The Funds are not “actively” managed. Therefore, it would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: The Funds can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Industry Risk: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO, RMB): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO, TAO and RMB): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. See prospectus for more information.

REIT Risk (CUT, HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in these securities involve risks, including, among others, that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this prospectus, a significant percentage of the Index is comprised of securities of companies from Poland, Chile and Egypt. To the extent that the index is focused on securities of any one country, including Poland, Chile or Egypt, the value of the index will be especially affected by adverse developments in such country, including the risks described above. Please note: the above risks are a broad overview of the potential risks associated with investing in the Frontier markets. Investing in securities of Frontier countries involves significant risk. The prospectus contains a more detailed discussion of these individual risks and should be evaluated when determining an investor’s risk tolerance.

Foreign Issuers Risk (RMB): Investments in Chinese Yuan-denominated bonds of foreign corporations, governments, agencies and instrumentalities are supranational agencies which have different risks than investing in U.S. companies.

Currency Risk (RMB): Changes in currency exchange rates and the relative value of the Chinese Yuan will affect the value of the Fund’s investment and the value of your Shares. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, the U.S. dollar value of your investment in the Fund may go down if the value of the Chinese Yuan depreciates against the U.S. dollar.

Securities Lending Risk: Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Funds will bear the risk of loss of any cash collateral that they invest.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

14 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited)	May 31, 2012

ENY Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$14.73
Net Asset Value	$14.83
Premium/Discount to NAV	-0.67%
Net Assets ($000)	$90,015

Total Returns
		Three	Since
	One	Year	Inception
(Inception 7/3/07)	Year	(Annualized)	(Annualized)
Guggenheim Canadian
Energy Income ETF
NAV	-30.45%	5.13%	-6.35%
Market	-31.00%	4.21%	-6.49%
Sustainable Canadian
Energy Income Index	-29.41%	6.70%	-4.67%
S&P/TSX Composite Index	-19.54%	8.40%	-0.43%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.79%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	97.5%
Utilities	1.2%
Industrial	1.2%
Total Long-Term Investments	99.9%
Investments of Collateral for Securities Loaned	30.5%
Total Investments	130.4%
Liabilities in excess of Other Assets	-30.4%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
Canada	100.0%

% of Long-Term
Currency Denomination	Investments
Canadian Dollar	100.0%

% of Long-Term
Top Ten Holdings	Investments
Imperial Oil Ltd.	7.3%
Suncor Energy, Inc.	7.2%
Canadian Oil Sands Ltd.	7.2%
Cenovus Energy, Inc.	6.5%
Southern Pacific Resource Corp.	6.2%
Canadian Natural Resources Ltd.	5.3%
MEG Energy Corp.	5.0%
BlackPearl Resources, Inc.	4.6%
Baytex Energy Corp.	4.5%
Athabasca Oil Corp.	4.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 15

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

TAO Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$16.74
Net Asset Value	$16.72
Premium/Discount to NAV	0.12%
Net Assets ($000)	$18,558

Total Returns
		Three	Since
	One	Year	Inception
(Inception 12/18/07)	Year	(Annualized)	(Annualized)
Guggenheim China
Real Estate ETF
NAV	-15.90%	1.42%	-5.53%
Market	-15.49%	0.68%	-5.53%
AlphaShares China
Real Estate Index	-15.52%	2.16%	-4.68%
MSCI China Index	-20.79%	2.23%	-6.71%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.02%. In the Financial Highlights section of the Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.35%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Financials/Real Estate	88.1%
Diversified	11.2%
Total Common Stocks	99.3%
Investments of Collateral for Securities Loaned	6.7%
Total Investments	106.0%
Liabilities in excess of Other Assets	-6.0%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	98.8%
Singapore	1.2%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	93.7%
United States Dollar	5.8%
Singapore Dollar	0.5%

% of Long-Term
Top Ten Holdings	Investments
China Overseas Land & Investment Ltd.	5.3%
Hongkong Land Holdings Ltd.	5.3%
Wharf Holdings Ltd.	5.1%
Hang Lung Properties Ltd.	4.9%
Sino Land Co. Ltd.	4.7%
Henderson Land Development Co. Ltd.	4.7%
Link Real Estate Investment Trust, REIT	4.6%
Cheung Kong Holdings Ltd.	4.5%
Hang Lung Group Ltd.	4.4%
Sun Hung Kai Properties Ltd.	4.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

16 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

HAO Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$20.01
Net Asset Value	$19.97
Premium/Discount to NAV	0.20%
Net Assets ($000)	$164,773

Total Returns
		Three	Since
	One	Year	Inception
(Inception 1/30/08)	Year	(Annualized)	(Annualized)
Guggenheim China
Small Cap ETF
NAV	-29.50%	0.37%	-3.26%
Market	-29.15%	-0.38%	-3.21%
AlphaShares China
Small Cap Index	-28.56%	1.47%	-2.06%
MSCI China Index	-20.79%	2.23%	-3.88%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.92%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Industrial	26.0%
Financial	18.1%
Consumer, Cyclical	16.4%
Consumer, Non-cyclical	15.6%
Basic Materials	9.9%
Communications	4.8%
Utilities	4.5%
Technology	1.8%
Energy	1.7%
Diversified	0.4%
Total Long-Term Investments	99.2%
Investments of Collateral for Securities Loaned	23.4%
Total Investments	122.6%
Liabilities in excess of Other Assets	-22.6%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
China	99.3%
Singapore	0.7%

% of Long-Term
Currency Denomination	Investments
Hong Kong Dollar	95.5%
United States Dollar	3.2%
Singapore Dollar	1.3%

% of Long-Term
Top Ten Holdings	Investments
Alibaba.com Ltd.	1.9%
Zoomlion Heavy Industry Science and Technology Co. Ltd.	1.7%
Longfor Properties Co. Ltd.	1.5%
Tsingtao Brewery Co. Ltd.	1.5%
Shimao Property Holdings Ltd.	1.4%
Guangdong Investment Ltd.	1.3%
China Shanshui Cement Group Ltd.	1.2%
Agile Property Holdings Ltd.	1.2%
China Railway Group Ltd.	1.2%
Sino-Ocean Land Holdings Ltd.	1.2%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 17

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

HAO Guggenheim China Small Cap ETF (continued)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

FRN Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$19.26
Net Asset Value	$19.08
Premium/Discount to NAV	0.94%
Net Assets ($000)	$133,397

Total Returns
		Three	Since
	One	Year	Inception
(Inception 6/12/08)	Year	(Annualized)	(Annualized)
Guggenheim Frontier
Markets ETF
NAV	-14.16%	12.20%	-4.10%
Market	-12.27%	12.58%	-3.87%
BNY Mellon New
Frontier DR Index	-12.59%	13.46%	-3.23%
MSCI Emerging
Markets Index	-20.32%	7.88%	-3.13%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.80%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.81%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
Chile	37.3%
Colombia	17.9%
Egypt	10.7%
Peru	8.6%
Argentina	6.7%
Kazakhstan	4.9%
Lebanon	4.4%
Nigeria	4.3%
Oman	1.8%
Ukraine	1.3%
United States	1.1%
Isle of Man	1.0%

% of Long-Term
Currency Denomination	Investments
United States	100.0%

Portfolio Breakdown	% of Net Assets
Financial	33.7%
Energy	18.0%
Basic Materials	14.1%
Utilities	13.0%
Consumer, Non-cyclical	6.3%
Communications	4.8%
Industrial	4.5%
Consumer, Cyclical	4.0%
Total Common Stocks and Preferred Stocks	98.4%
Exchange Traded Fund	1.1%
Investments of Collateral for Securities Loaned	13.6%
Total Investments	113.1%
Liabilities in excess of Other Assets	-13.1%
Net Assets	100.0%

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 19

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

FRN Guggenheim Frontier Markets ETF (continued)
% of Long-Term
Top Ten Holdings	Investments
Ecopetrol SA, ADR	11.3%
Cia de Minas Buenaventura SA, ADR	8.1%
Empresa Nacional de Electricidad SA, ADR	6.8%
BanColombia SA, ADR	6.6%
Sociedad Quimica y Minera de Chile SA, ADR	6.1%
Enersis SA, ADR	5.8%
Guaranty Trust Bank PLC, GDR	4.3%
KazMunaiGas Exploratin Production JSC, GDR	4.2%
Banco Santander Chile, ADR	4.0%
Lan Airlines SA, ADR	4.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

HGI Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$15.09
Net Asset Value	$15.05
Premium/Discount to NAV	0.27%
Net Assets ($000)	$102,306

Total Returns
		Three	Since
	One	Year	Inception
(Inception 7/11/07)	Year	(Annualized)	(Annualized)
Guggenheim International
Multi-Asset Income ETF
NAV	-20.86%	6.23%	-5.61%
Market	-20.81%	6.00%	-5.57%
Zacks International
Multi-Asset
Income Index	-19.88%	6.99%	-5.01%
MSCI EAFE Index	-20.49%	3.39%	-7.89%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.09%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.92%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

% of Long-Term
Country Breakdown	Investments
United States	14.4%
United Kingdom	11.8%
France	7.4%
Germany	7.2%
Brazil	5.4%
Japan	5.4%
Canada	4.8%
Netherlands	4.7%
China	4.6%
Australia	4.3%
Hong Kong	4.2%
Chile	3.2%
Spain	2.2%
Bermuda	2.1%
Taiwan	1.9%
Italy	1.6%
Switzerland	1.5%
Colombia	1.3%
South Africa	1.2%
Portugal	1.2%
Singapore	1.2%
Indonesia	1.0%
Mexico	1.0%
Norway	0.9%
Channel Islands	0.9%
Philippines	0.9%
India	0.7%
Sweden	0.7%
Israel	0.6%
Austria	0.5%
Finland	0.4%
Peru	0.3%
Denmark	0.3%
Cayman Islands	0.2%

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 21

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

HGI Guggenheim International Multi-Asset Income ETF continued

Portfolio Breakdown	% of Net Assets
Communications	17.3%
Financial	17.2%
Energy	11.2%
Consumer, Non-cyclical	10.2%
Basic Materials	10.1%
Industrial	8.1%
Utilities	6.7%
Consumer, Cyclical	5.3%
Technology	2.2%
Diversified	1.2%
Total Common Stocks, Preferred Stocks and
Master Limited Partnerships	89.5%
Closed End Funds	9.9%
Rights	0.1%
Total Long-Term Investments	99.5%
Investments of Collateral for Securities Loaned	15.8%
Total Investments	115.3%
Liabilities in excess of Other Assets	-15.3%
Net Assets	100.0%

% of Long-Term
Currency Denomination	Investments
United States Dollar	40.5%
Euro	25.3%
Pound Sterling	12.7%
Hong Kong Dollar	6.7%
Japanese Yen	5.3%
Australian Dollar	4.3%
All Other Currencies	5.2%

% of Long-Term
Top Ten Holdings	Investments
SandRidge Mississippian Trust I	2.2%
Chesapeake Granite Wash Trust	2.2%
Penn West Petroleum Ltd.	1.9%
Enerplus Corp.	1.8%
Cia Energetica de Minas Gerais, ADR	1.4%
Fly Leasing Ltd., ADR	1.4%
Telefonica Brasil SA, ADR	1.4%
Corpbanca, ADR	1.2%
Chunghwa Telecom Co. Ltd., ADR	1.2%
Portugal Telecom SGPS SA	1.2%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East. It is not possible to invest directly in the MSCI EAFE Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

22 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

SEA Guggenheim Shipping ETF

Fund Statistics
Share Price	$15.99
Net Asset Value	$16.03
Premium/Discount to NAV	-0.25%
Net Assets ($000)	$30,452

Total Returns
			Since
	One		Inception
(Inception 6/11/10)	Year		(Annualized)
Guggenheim Shipping ETF
NAV	-31.98%		-19.12%
Market	-32.10%		-19.23%
Dow Jones Global
Shipping IndexSM	-27.61%		-11.51%
Delta Global Shipping
Index/Dow Jones Global
Shipping IndexSM	-30.79	%1	-18.26	%2
MSCI World Index	-11.02%		7.02%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except distributions fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Industrials	90.3%
Financial	4.9%
Consumer, Non-cyclical	4.0%
Total Common Stock and Master Limited Partnerships	99.2%
Investments of Collateral for Securities Loaned	25.1%
Total Investments	124.3%
Liabilities in excess of Other Assets	-24.3%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
Marshall Islands	29.9%
Bermuda	25.0%
Japan	22.8%
United States	9.8%
Singapore	9.2%
Denmark	3.3%

% of Long-Term
Currency Denomination	Investments
United States Dollar	51.2%
Japanese Yen	22.8%
Singapore Dollar	9.2%
Hong Kong Dollar	8.3%
Norwegian Krone	5.2%
Danish Krone	3.3%

% of Long-Term
Top Ten Holdings	Investments
Nippon Yusen KK	9.6%
Mitsui OSK Lines Ltd.	8.8%
SembCorp Marine Ltd.	6.3%
Alexander & Baldwin, Inc.	6.1%
COSCO Pacific Ltd.	5.0%
Teekay LNG Partners, LP	4.7%
Kawasaki Kisen Kaisha Ltd.	4.4%
Teekay Corp.	4.1%
Teekay Offshore Partners, LP	4.1%
Ship Finance International Ltd.	4.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

1 The benchmark return reflects the blended return of the Delta Global Shipping Index from 5/31/11 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 5/31/12.

2 The benchmark return reflects the blended return of the Delta Global Shipping Index from 6/11/10 - 7/26/11 and the return of the Dow Jones Global Shipping IndexSM from 7/27/11 - 5/31/12.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 23

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

SEA Guggenheim Shipping ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the developed markets. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

24 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

CUT Guggenheim Timber ETF

Fund Statistics
Share Price	$15.75
Net Asset Value	$15.71
Premium/Discount to NAV	0.25%
Net Assets ($000)	$106,054

Total Returns
			Since
	One	Three Year	Inception
(Inception 11/9/07)	Year	(Annualized)	(Annualized)
Guggenheim Timber ETF
NAV	-28.20%	4.51%	-7.78%
Market	-27.98%	4.22%	-7.74%
Beacon Global Timber
Index	-27.36%	5.79%	-6.58%
MSCI World Index	-11.02%	8.96%	-4.64%
Dow Jones Global
Forestry & Paper Index	-31.94%	5.35%	-11.87%
STOXX Europe Total Market
Forestry & Paper Index	-38.62%	9.51%	-11.72%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.82%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.82%. There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Basic Materials	68.9%
Financial	18.1%
Industrial	4.7%
Energy	1.1%
Total Common Stocks	92.8%
Participation Notes	6.9%
Investments of Collateral for Securities Loaned	7.0%
Total Investments	106.7%
Liabilities in excess of Other Assets	-6.7%
Net Assets	100.0%

% of Long-Term
Country Breakdown	Investments
United States	37.7%
Japan	14.5%
Brazil	11.1%
Canada	8.7%
Sweden	8.4%
Finland	8.2%
Portugal	4.0%
Ireland	3.5%
South Africa	2.3%
Spain	1.1%
Australia	0.5%

% of Long-Term
Currency Denomination	Investments
United States Dollar	48.8%
Euro	16.8%
Japanese Yen	14.5%
Canadian Dollar	8.7%
Swedish Krona	8.4%
All other currencies	2.8%

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 25

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

CUT Guggenheim Timber ETF (continued)

% of Long-Term
Top Ten Holdings	Investments
Rayonier, Inc., REIT	5.2%
Weyerhaeuser Co., REIT	5.0%
Plum Creek Timber Co., Inc., REIT	4.9%
MeadWestvaco Corp.	4.9%
West Fraser Timber Co. Ltd.	4.9%
Greif, Inc., Class A	4.7%
International Paper Co.	4.5%
Morgan Stanley BV certificates linked to the performance of Duratex SA, Series 0002	4.4%
Domtar Corp.	4.4%
Svenska Cellulosa AB, B Shares	4.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones Global Forestry & Paper Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Dow Jones Global Forestry & Paper Index is a float-adjusted market capitalization weighted index that provides a broad measure of the world forestry and paper markets. It is not possible to invest directly in the Dow Jones Global Forestry & Paper Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

26 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

RMB Guggenheim Yuan Bond ETF

Fund Statistics
Share Price	$25.16
Net Asset Value	$24.76
Premium/Discount to NAV	1.62%
Net Assets ($000)	$4,953

Total Returns
Since
(Inception 9/22/11)	Inception
Guggenheim Yuan
Bond ETF
NAV	-0.31%
Market	1.29%
AlphaShares China
Yuan Bond Index	0.17%
Bank of China Hong Kong Offshore
RMB Bond Index	-0.22%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.00 per share for share price returns or initial net asset value (NAV) of $25.00 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Banks	41.6%
Sovereign	20.1%
Diversified Financial Services	6.3%
Distribution & Wholesale	3.3%
Retail	3.2%
Home Furnishings	3.1%
Investment Companies	3.1%
Food	3.1%
Auto Manufacturers	3.1%
Oil & Gas	3.1%
Chemicals	3.1%
Real Estate	3.1%
Gas	2.9%
Total Investments	99.1%
Other Assets in excess of Liabilities	0.9%
Net Assets	100.0%

% of Total
Country Breakdown	Investments
China	58.8%
Hong Kong	9.6%
Japan	6.4%
Netherlands	6.3%
Germany	3.2%
Cayman Islands	3.2%
United States	3.2%
United Kingdom	3.1%
France	3.1%
Singapore	3.1%

% of Total
Credit Quality	Investments
AA	46.2%
A	34.7%
BBB	3.1%
NR	16.0%

Represents Standard & Poor’s rating as a percentage of total investments. For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. or Fitch Ratings is provided. Credit quality, as rated by Standard & Poor’s, Moody’s or Fitch, is an assessment of the credit worthiness of an issuer of a security. Credit ratings shown are ordered from highest to lowest, are related to the underlying bonds and not the Fund or its value, and are subject to change. Bonds rated BBB and above are considered investment grade and those rated below BBB are considered non-investment grade.

% of Total
Currency Denomination	Investments
Chinese Renminbi	100.0%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, credit quality and currency denomination are shown as a percentage of total investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 27

FUND SUMMARY & PERFORMANCE (Unaudited) continued	May 31, 2012

RMB Guggenheim Yuan Bond ETF continued

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Bank of China Hong Kong Offshore RMB Bond Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Bank of China Hong Kong Offshore RMB Bond Index tracks the total return performance of offshore RMB denominated bonds which are issued outside the Mainland of China and fulfill a set of pre-specified and transparent criteria for eligibility. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

28 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

OVERVIEW OF FUND EXPENSES (Unaudited)	May 31, 2012

As a shareholder of Guggenheim Canadian Energy Income ETF; Guggenheim China Real Estate ETF; Guggenheim China Small Cap ETF; Guggenheim Frontier Markets ETF; Guggenheim International Multi-Asset Income ETF; Guggenheim Shipping ETF; Guggenheim Timber ETF and Guggenheim Yuan Bond ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended May 31, 2012.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Six Months Ended	Period1
	12/01/11	5/31/12	5/31/12	12/01/11 - 5/31/12
Guggenheim Canadian Energy Income ETF2
Actual	$1,000.00	$900.18	0.70%	$3.33
Hypothetical	1,000.00	1,021.50	0.70%	3.54
(5% annual return before expenses)
Guggenheim China Real Estate ETF2
Actual	1,000.00	1,166.59	0.70%	3.79
Hypothetical	1,000.00	1,021.50	0.70%	3.54
(5% annual return before expenses)
Guggenheim China Small Cap ETF2
Actual	1,000.00	1,004.69	0.75%	3.76
Hypothetical	1,000.00	1,021.25	0.75%	3.79
(5% annual return before expenses)
Guggenheim Frontier Markets ETF2
Actual	1,000.00	1,037.51	0.70%	3.57
Hypothetical	1,000.00	1,021.50	0.70%	3.54
(5% annual return before expenses)
Guggenheim International Multi-Asset Income ETF2
Actual	1,000.00	935.55	0.70%	3.39
Hypothetical	1,000.00	1,021.50	0.70%	3.54
(5% annual return before expenses)

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 29

OVERVIEW OF FUND EXPENSES (Unaudited) continued	May 31, 2012

	Annualized	Expenses
	Beginning	Ending	Expense	Paid
	Account	Account	Ratio for the	During
	Value	Value	Six Months Ended	Period1
	12/01/11	5/31/12	5/31/12	12/01/11 - 5/31/12
Guggenheim Shipping ETF
Actual	$1,000.00	$1,155.06	0.65%	$3.50
Hypothetical	1,000.00	1,021.75	0.65%	3.29
(5% annual return before expenses)
Guggenheim Timber ETF2
Actual	1,000.00	955.26	0.70%	3.42
Hypothetical	1,000.00	1,021.50	0.70%	3.54
(5% annual return before expenses)
Guggenheim Yuan Bond ETF
Actual	1,000.00	1,004.66	0.65%	3.26
Hypothetical (5% annual return before expenses)	1,000.00	1,021.75	0.65%	3.29

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended May 31, 2012. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 183/366.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information. Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

30 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	May 31, 2012

ENY Guggenheim Canadian Energy Income ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.9%
	Common Stocks - 99.9%
	Canada - 99.9%
37,420	AltaGas Ltd.(a)	$1,040,448
49,646	ARC Resources Ltd.(a)	991,674
391,716	Athabasca Oil Corp.(b)	4,042,715
93,034	Baytex Energy Corp.(a)	4,067,880
1,111,329	BlackPearl Resources, Inc.(b)	4,120,007
59,425	Bonavista Energy Corp.(a)	1,016,042
22,547	Bonterra Energy Corp.	1,013,505
93,787	Canadian Energy Services & Technology Corp.	989,662
166,566	Canadian Natural Resources Ltd.	4,769,596
333,066	Canadian Oil Sands Ltd.	6,460,027
184,709	Cenovus Energy, Inc.	5,804,478
26,554	Crescent Point Energy Corp.(a)	1,018,527
58,578	Enbridge, Inc.	2,307,944
31,309	EnCana Corp.(a)	623,883
50,460	Enerplus Corp.(a)	698,100
58,879	Freehold Royalties Ltd.(a)	1,011,255
58,174	Gibson Energy, Inc.	1,181,677
198,912	Horizon North Logistics, Inc.	1,086,930
162,556	Husky Energy, Inc.(a)	3,658,216
164,799	Imperial Oil Ltd.(a)	6,604,370
2,883,554	Ivanhoe Energy, Inc.(b)	2,254,951
27,777	Keyera Corp.(a)	1,127,653
135,373	MEG Energy Corp.(b)	4,502,413
156,443	Nexen, Inc.	2,446,782
42,263	Pembina Pipeline Corp.(a)	1,135,527
249,462	Pengrowth Energy Corp.(a)	1,772,582
58,134	Penn West Petroleum Ltd.(a)	773,399
70,019	PetroBakken Energy Ltd., Class A(a)	772,656
375,387	Petrobank Energy & Resources Ltd.(b)	3,906,808
67,914	Peyto Exploration & Development Corp.	1,142,172
114,885	Progress Energy Resources Corp.	1,241,131
148,183	Savanna Energy Services Corp.	1,137,338
3,825,668	Southern Pacific Resource Corp.(b)	5,614,033
239,485	Suncor Energy, Inc.(a)	6,480,754
27,231	TransCanada Corp.	1,112,848
79,392	Veresen, Inc.(a)	994,891
24,381	Vermilion Energy, Inc.(a)	1,023,446
	(Cost $113,779,319)	89,946,320

	Investments of Collateral for
	Securities Loaned - 30.5%
27,396,257	BNY Mellon Securities Lending Overnight Fund,
	0.2175%(c) (d)
	(Cost $27,396,257)	$27,396,257

	Total Investments - 130.4%
	(Cost $141,175,576)	117,342,577
	Liabilities in excess of Other Assets - (30.4%)	(27,327,579)
	Net Assets - 100.0%	$90,014,998

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	Non-income producing security.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $25,935,424 and the total market value of the collateral held by the Fund was $27,396,257.

(d)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 31

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

TAO Guggenheim China Real Estate ETF

Number
of Shares	Description	Value

	Common Stocks - 99.3%
	Diversified - 11.2%
69,500	Swire Pacific Ltd., Class A	$749,550
182,500	Swire Pacific Ltd., Class B	395,060
179,000	Wharf Holdings Ltd.	935,265
		2,079,875

	Financial - 88.1%
246,000	Agile Property Holdings Ltd.	285,595
504,000	Champion Real Estate Investment Trust, REIT	203,916
72,000	Cheung Kong Holdings Ltd.	830,321
468,000	China Overseas Land & Investment Ltd.	978,109
388,000	China Resources Land Ltd.(a)	731,920
92,000	Chinese Estates Holdings Ltd.	106,689
1,105,524	Country Garden Holdings Co. Ltd.(b)	414,526
16,175	E-House China Holdings Ltd., ADR	88,154
929,000	Evergrande Real Estate Group Ltd.(a)	509,936
222,000	Fortune Real Estate Investment Trust, REIT (Singapore)	125,576
652,000	Franshion Properties China Ltd.	191,546
514,000	Glorious Property Holdings Ltd.(b)	69,541
51,000	Great Eagle Holdings Ltd.	127,223
118,500	Greentown China Holdings Ltd.	74,360
195,600	Guangzhou R&F Properties Co. Ltd.	257,579
141,000	Hang Lung Group Ltd.	815,748
283,000	Hang Lung Properties Ltd.	902,511
173,000	Henderson Land Development Co. Ltd.	871,593
174,000	Hongkong Land Holdings Ltd.	974,400
126,000	Hopewell Holdings Ltd.	327,954
122,000	Hopson Development Holdings Ltd.(a) (b)	65,867
117,000	Hysan Development Co. Ltd.	461,316
357,000	Kaisa Group Holdings Ltd.(b)	64,860
147,000	Kerry Properties Ltd.	585,284
246,500	KWG Property Holding Ltd.(a)	146,423
222,500	Link Real Estate Investment Trust, REIT	854,352
240,500	Longfor Properties Co. Ltd.	373,106
565,600	New World China Land Ltd.	199,687
703,000	New World Development Co. Ltd.	757,273
372,000	Poly Hong Kong Investments Ltd.(a) (b)	180,707
1,584,000	Renhe Commercial Holdings Co. Ltd.(a)	79,600
396,000	Shenzhen Investment Ltd.	89,805
263,500	Shimao Property Holdings Ltd.	353,106
516,300	Shui On Land Ltd.	204,236
633,400	Sino Land Co. Ltd.	874,910
686,500	Sino-Ocean Land Holdings Ltd.	282,177
357,500	Soho China Ltd.	242,300
67,000	Sun Hung Kai Properties Ltd.	758,847
173,000	Tian An China Investment	82,255
159,000	Wheelock & Co. Ltd.	474,284
127,000	Yanlord Land Group Ltd. (Singapore)(a) (b)	101,009
992,000	Yuexiu Property Co. Ltd.	239,025
		16,357,626

	Total Common Stocks - 99.3%
	(Cost $23,860,995)	18,437,501

	Investments of Collateral for
	Securities Loaned - 6.7%
1,239,327	BNY Mellon Securities Lending Overnight Fund,
	0.2175%(c) (d)
	(Cost $1,239,327)	1,239,327

	Total Investments - 106.0%
	(Cost $25,100,322)	19,676,828
	Liabilities in excess of Other Assets - (6.0%)	(1,118,412)
	Net Assets - 100.0%	$18,558,416

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	Non-income producing security.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $1,087,932 and the total market value of the collateral held by the Fund was $1,239,327.

(d)	Interest rate shown reflects yield as of May 31, 2012.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
32 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

HAO Guggenheim China Small Cap ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.2%
	Common Stocks - 99.2%
	Basic Materials - 9.9%
1,378,000	Angang Steel Co. Ltd.	$790,132
732,019	Billion Industrial Holdings Ltd.	395,209
2,875,025	CGN Mining Co. Ltd.(b)	333,407
2,258,000	China BlueChemical Ltd.	1,559,479
4,058,000	China Forestry Holdings Co. Ltd. (a)	–
1,120,023	China Hongqiao Group Ltd.	529,643
4,744,000	China Lumena New Materials Corp.(c)	855,782
1,667,000	China Molybdenum Co. Ltd.(b) (c)	644,388
860,000	China Qinfa Group Ltd.(b)	137,408
1,107,000	China Vanadium Titano - Magnetite Mining Co. Ltd.	191,136
1,365,000	Dongyue Group(c)	882,932
937,000	Fufeng Group Ltd.	344,092
2,070,000	Hunan Nonferrous Metal Corp. Ltd.(b) (c)	613,464
2,076,000	Lee & Man Paper Manufacturing Ltd.	912,163
2,194,000	Maanshan Iron & Steel (b) (c)	531,478
1,920,000	Minmetals Resources Ltd.(b) (c)	823,827
2,127,000	Nine Dragons Paper Holdings Ltd.	1,334,711
1,072,500	Real Gold Mining Ltd.(a) (b) (c)	–
802,007	Sateri Holdings Ltd.	193,246
5,994,000	Shougang Concord International Enterprises Co. Ltd.(b) (c)	266,457
2,264,000	Sinofert Holdings Ltd.(c)	390,906
2,964,000	Sinopec Shanghai Petrochemical Co. Ltd.	851,675
1,770,000	Sinopec Yizheng Chemical Fibre Co. Ltd.(b) (c)	369,470
951,000	Xinjiang Xinxin Mining Industry Co. Ltd.	224,245
1,695,000	Yingde Gases Group Company Ltd.(b)	1,548,484
350,000	Yip’s Chemical Holdings Ltd.	270,138
1,115,500	Zhaojin Mining Industry Co. Ltd.	1,313,731
		16,307,603

	Communications - 4.8%
1,834,000	Alibaba.com Ltd.(b)	3,171,338
64,689	AsiaInfo-Linkage, Inc.(b) (c)	685,703
765,500	BYD Electronic International Co. Ltd.	202,204
3,038,000	China Communications Services Corp. Ltd.	1,514,919
1,684,000	China Wireless Technologies Ltd.	264,724
1,039,900	Comba Telecom Systems Holdings Ltd.	470,316
109,404	Giant Interactive Group, Inc., ADR	548,114
105,864	Renren, Inc., ADR(b) (c)	502,854
731,000	TCL Communication Technology Holdings Ltd.	258,083
3,323,400	VODone Ltd.	329,734
		7,947,989

	Consumer, Cyclical - 16.4%
753,000	361 Degrees International Ltd.(c)	189,200
985,000	Anta Sports Products Ltd.	807,205
1,727,002	Boshiwa International Holding Ltd.(a) (c)	310,426
3,322,000	Bosideng International Holdings Ltd.	766,202
3,647,000	China Dongxiang Group Co.	465,223
1,992,000	China Eastern Airlines Corp. Ltd.(b) (c)	562,114
5,373,000	China Hongxing Sports Ltd.(a) (b)	–
684,000	China Lilang Ltd.	512,062
2,210,000	China Southern Airlines Co. Ltd.(c)	942,564
3,388,000	China Travel International Investments	632,998
765,000	China ZhengTong Auto Services Holdings Ltd.(b) (c)	478,073
830,023	Costin New Materials Group Ltd.	364,700
973,000	Digital China Holdings Ltd.	1,579,698
786,000	Golden Eagle Retail Group Ltd.(c)	1,717,667
496,000	Great Wall Motor Co. Ltd.	1,018,734
1,020,000	Haier Electronics Group Co. Ltd.(b)	1,199,946
2,152,000	Hengdeli Holdings Ltd.(c)	632,219
38,101	Home Inns & Hotels Management, Inc., ADR(b) (c)	816,123
1,388,500	Intime Department Store Group Co. Ltd.	1,443,810
927,000	LI Ning Co. Ltd.	754,897
1,220,000	Maoye International Holdings Ltd.	245,231
828,000	Minth Group Ltd.	970,873
1,543,500	Parkson Retail Group Ltd.	1,535,376
3,344,000	PCD Stores Group Ltd.(c)	340,396
1,022,000	Peak Sport Products Co. Ltd.(c)	180,411
400,000	Ports Design Ltd.(c)	396,864
2,123,000	Pou Sheng International Holdings Ltd.(b)	172,338
946,000	Qingling Motors Co. Ltd.	254,758
1,760,000	Shanghai Jin Jiang International Hotels Group Co. Ltd.(b)	226,779
976,700	Shanghai Pharmaceuticals Holding Co. Ltd.	1,186,762
458,000	Shenzhou International Group Holdings Ltd.	814,395
841,500	Sinotruk Hong Kong Ltd.	466,244
1,448,019	Springland International Holdings Ltd.	917,973
818,000	TCL Multimedia Technology Holdings Ltd.	486,952
524,000	Weiqiao Textile Co.	218,084
691,500	Wumart Stores, Inc.	1,523,628
557,000	Xinhua Winshare Publishing and Media Co. Ltd.	238,996
675,000	XTEP International Holdings	272,232
1,166,000	Ying LI International Real Estate Ltd. (Singapore) (b)	235,236
698,000	Zhongsheng Group Holdings Ltd.(c)	1,124,233
		27,001,622

	Consumer, Non-cyclical - 15.6%
11,261	51job, Inc., ADR(b)	523,637
628,000	Anhui Expressway Co.	277,552
2,516,000	Anxin-China Holdings Ltd.	470,077
847,000	Asian Citrus Holdings Ltd.	425,636
227,000	Beijing Jingkelong Co. Ltd.	168,769
197,019	Biostime International Holdings Ltd.(c)	494,524
2,164,000	China Agri-Industries Holdings Ltd.	1,558,690

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 33

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value

	Consumer, Non-cyclical continued
389,000	China Fishery Group Ltd.	$264,113
922,000	China Foods Ltd.	849,430
663,000	China Huiyuan Juice Group Ltd.	207,592
1,349,020	China Medical System Holdings Ltd.(c)	573,618
515,000	China Minzhong Food Corp. Ltd. (Singapore) (b)	231,775
4,263,042	China Modern Dairy Holdings Ltd.(b) (c)	1,098,602
930,000	China Pharmaceutical Group Ltd.	161,774
499,000	China Shineway Pharmaceutical Group Ltd.	766,421
1,520,000	China Tontine Wines Group Ltd.	142,974
6,096,000	CP Pokphand Co.(c)	793,336
1,348,000	Dalian Port PDA Co. Ltd.	293,540
2,424,000	Global Bio-Chem Technology Group Co. Ltd.	412,285
282,000	Guangzhou Pharmaceutical Co. Ltd.(c)	461,470
1,310,400	Hua Han Bio-Pharmaceutical Holdings Ltd.	221,190
1,562,000	Jiangsu Expressway Co. Ltd.	1,487,360
476,000	Lianhua Supermarket Holdings Co. Ltd.(c)	532,988
601,019	Microport Scientific Corp.	263,304
761,000	People’s Food Holdings Ltd.	271,628
930,000	Real Nutriceutical Group Ltd.(c)	250,449
1,590,000	Shenguan Holdings Group Ltd.	895,301
954,000	Shenzhen Expressway Co. Ltd.	358,940
10,715,000	Shenzhen International Holdings Ltd.	655,808
1,128,000	Sichuan Expressway Co. Ltd.	396,792
2,454,032	Sihuan Pharmaceutical Holdings Group Ltd.(c)	841,110
514,000	Silver Base Group Holdings Ltd.(c)	241,739
2,468,000	Sino Biopharmaceutical	756,855
1,302,019	Tibet 5100 Water Resources Holdings Ltd.(c)	278,494
242,000	Tong Ren Tang Technologies Co. Ltd.	352,358
380,000	Tsingtao Brewery Co. Ltd.(c)	2,382,084
1,206,000	Uni-President China Holdings Ltd.	1,062,904
724,000	United Laboratories International Holdings Ltd.(c)	319,980
475,000	Vinda International Holdings Ltd.	776,075
77,033	WuXi PharmaTech Cayman, Inc., ADR(b)	1,133,926
2,154,032	Yashili International Holdings Ltd.	369,143
788,000	Yuexiu Transport Infrastructure Ltd.	376,696
1,836,000	Zhejiang Expressway Co. Ltd.	1,263,295
		25,664,234

	Diversified - 0.4%
3,792,000	Citic Resources Holdings Ltd.(b)	596,100

	Energy - 1.7%
1,727,032	China Suntien Green Energy Corp. Ltd.	309,319
712,000	CIMC Enric Holdings Ltd.	376,144
1,227,000	Hidili Industry International Development Ltd.(c)	376,281
73,022	LDK Solar Co. Ltd., ADR(b) (c)	132,170
1,578,030	MIE Holdings Corp.	396,498
5,194,000	United Energy Group Ltd.(b)	796,415
2,475,035	Winsway Coking Coal Holding Ltd.	452,856
		2,839,683

	Financial - 18.1%
1,660,000	Agile Property Holdings Ltd.	1,927,186
1,300,000	Beijing Capital Land Ltd.(c)	333,340
1,106,000	China Everbright Ltd.	1,476,405
594,000	China Overseas Grand Oceans Group Ltd.	786,811
1,538,000	China SCE Property Holdings Ltd.	336,896
2,416,000	China South City Holdings Ltd.(c)	286,402
3,193,028	Chongqing Rural Commercial Bank(c)	1,361,825
109,211	E-House China Holdings Ltd., ADR	595,200
2,302,500	Fantasia Holdings Group Co. Ltd.	246,246
1,970,000	Far East Horizon Ltd.	1,330,112
4,324,000	Franshion Properties China Ltd.	1,270,314
3,377,000	Glorious Property Holdings Ltd.(c)	456,889
778,000	Greentown China Holdings Ltd.	488,202
1,292,800	Guangzhou R&F Properties Co. Ltd.(c)	1,702,444
2,353,000	Kaisa Group Holdings Ltd.(b)	427,496
1,630,500	KWG Property Holding Ltd.(c)	968,529
1,615,000	Longfor Properties Co. Ltd.	2,505,473
1,234,000	Mingfa Group International Co. Ltd.(c)	332,317
2,458,000	Poly Hong Kong Investments Ltd.(b) (c)	1,194,026
1,724,000	Powerlong Real Estate Holdings Ltd.	255,462
10,602,000	Renhe Commercial Holdings Co. Ltd.(c)	532,774
625,000	Shanghai Industrial Holdings Ltd.	1,747,553
2,628,000	Shenzhen Investment Ltd.	595,976
1,768,500	Shimao Property Holdings Ltd.(c)	2,369,895
4,620,000	Sino-Ocean Land Holdings Ltd.(c)	1,898,993
2,374,000	Soho China Ltd.	1,609,004
1,836,035	Sunac China Holdings Ltd.	579,613
851,000	Yanlord Land Group Ltd. (Singapore)(c)	676,838
6,576,000	Yuexiu Property Co. Ltd.	1,584,507
		29,876,728

	Industrial - 26.0%
544,500	Asia Cement China Holdings Corp.	231,528
2,572,000	AviChina Industry & Technology Co. Ltd.	1,000,849
1,487,500	BBMG Corp.	1,182,586
2,366,000	Beijing Capital International Airport Co. Ltd.	1,490,783
372,000	Chiho-Tiande Group Ltd.	195,566
2,458,000	China Aerospace International Holdings Ltd.	196,365
719,000	China Automation Group Ltd.	187,142
3,284,500	China COSCO Holdings Co. Ltd.(c)	1,574,356
2,335,000	China Everbright International Ltd.	1,050,033
1,095,000	China High Precision Automation Group Ltd.(a) (c)	378,834
1,467,000	China High Speed Transmission Equipment Group Co. Ltd.(b) (c)	604,882
1,145,000	China Liansu Group Holdings Ltd.	600,469

See notes to financial statements.
34 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

HAO Guggenheim China Small Cap ETF continued

Number
of Shares	Description	Value

	Industrial continued
706,200	China Metal Recycling Holdings Ltd.(c)	$647,886
1,481,000	China National Materials Co. Ltd.	473,257
2,441,000	China Railway Construction Corp. Ltd.	1,896,600
4,947,000	China Railway Group Ltd.	1,912,291
4,131,000	China Rongsheng Heavy Industries Group Holdings Ltd.(c)	1,133,771
2,515,000	China Shanshui Cement Group Ltd.	2,005,947
4,773,000	China Shipping Container Lines Co. Ltd.(b) (c)	1,199,269
1,650,000	China Shipping Development Co. Ltd.	892,943
1,756,000	China State Construction International Holdings Ltd.(c)	1,604,211
1,783,200	China Zhongwang Holdings Ltd. (b) (c)	696,199
1,394,000	Chongqing Machinery & Electric Co. Ltd.	238,894
766,000	Cosco International Holdings Ltd.	304,985
2,380,000	CSR Corp. Ltd.(c)	1,830,805
432,200	Dongfang Electric Corp. Ltd.	1,009,099
522,000	First Tractor Co. Ltd.(b)	462,753
1,616,000	Fook Woo Group Holdings Ltd.(a) (b) (c)	–
1,154,023	Greatview Aseptic Packaging Co. Ltd.(b)	565,052
1,814,000	Guangshen Railway Co. Ltd.(c)	586,681
266,200	Guangzhou Shipyard International Co. Ltd.(b)	189,681
708,000	Haitian International Holdings Ltd.	730,729
868,000	Harbin Electric Co. Ltd.	842,181
865,500	International Mining Machinery Holdings Ltd. (a)	947,931
1,184,000	Kingboard Laminates Holdings Ltd.	433,272
2,448,000	Lonking Holdings Ltd.(c)	760,185
3,651,000	Metallurgical Corp. of China Ltd.	804,449
2,763,000	NVC Lighting Holdings Ltd.	633,712
1,101,000	Sany Heavy Equipment International Holdings Co. Ltd.	669,607
3,796,000	Shanghai Electric Group Co. Ltd.	1,707,035
2,277,000	Sinotrans Ltd.	378,480
1,770,500	Sinotrans Shipping Ltd.	408,357
890,000	Sound Global Ltd. (Singapore)	390,184
163,045	Suntech Power Holdings Co. Ltd., ADR(b) (c)	269,024
1,076,023	Tech Pro Technology Development Ltd.	422,875
6,194,000	Tianjin Port Development Holdings Ltd.(c)	742,241
886,000	Tianneng Power International Ltd.(c)	473,775
584,000	Wasion Group Holdings Ltd.	218,976
3,168,031	West China Cement Ltd.(c)	722,526
637,219	Xinjiang Goldwind Science & Technology Co. Ltd.(c)	275,879
2,530,032	Yuanda China Holdings Ltd.	306,439
587,000	Zhuzhou CSR Times Electric Co. Ltd.	1,709,375
1,849,600	Zoomlion Heavy Industry Science and Technology Co. Ltd.(c)	2,712,132
		42,903,081

	Technology - 1.8%
13,378,000	Apollo Solar Energy Technology Holdings Ltd.(b)	353,375
1,100,032	Chinasoft International Ltd.(b)	283,482
2,994,000	Citic 21CN Co. Ltd.(b)	152,384
899,000	Kingsoft Corp. Ltd.	419,333
25,188,000	Semiconductor Manufacturing International Corp.(b) (c)	843,835
1,132,000	TPV Technology Ltd.	265,466
1,184,500	Travelsky Technology Ltd.	639,499
		2,957,374

	Utilities - 4.5%
3,178,038	China Datang Corp. Renewable Power Co. Ltd.	429,971
2,013,000	China Power International Development Ltd.(c)	420,194
850,000	China Resources Gas Group Ltd.	1,618,766
4,224,000	Datang International Power Generation Co. Ltd.	1,458,644
3,150,000	Guangdong Investment Ltd.	2,086,241
1,808,000	Huadian Power International Co.	396,039
3,698,041	Huaneng Renewables Corp. Ltd.(b)	652,804
634,000	Tianjin Development Holdings Ltd.(b)	303,894
		7,366,553

	Total Common Stocks - 99.2%
	(Cost $214,331,275)	163,460,967

	Investments of Collateral for
	Securities Loaned - 23.4%
38,475,807	BNY Mellon Securities Lending Overnight Fund,
	0.2175%(d) (e)
	(Cost $38,475,807)	38,475,807

	Total Investments - 122.6%
	(Cost $252,807,082)	201,936,774
	Liabilities in excess of Other Assets - (22.6%)	(37,164,217)
	Net Assets - 100.0%	$164,772,557

ADR - American Depositary Receipt

(a)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $1,637,191 which represents 1.0% of net assets.

(b)	Non-income producing security.

(c)	Security, or portion thereof, was on loan at May 31, 2012.

(d)
At May 31, 2012, the total market value of the Fund’s securities on loan was $32,970,221 and the total market value of the collateral held by the Fund was $38,477,810 consisting of cash collateral of $38,475,807 and U.S. Government and Agency securities valued at $2,003.

(e)	Interest rate shown reflects yield as of May 31, 2012.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 35

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

FRN Guggenheim Frontier Markets ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.5%
	Common Stocks - 83.6%
	Argentina - 5.9%
76,619	Banco Macro SA, ADR(a) (b)	$978,425
117,865	BBVA Banco Frances SA, ADR(b)	453,780
81,515	Cresud SACIF y A, ADR	577,942
194,423	Grupo Financiero Galicia SA, ADR(a)	880,736
63,052	IRSA Inversiones y Representaciones SA, ADR	432,537
108,600	Pampa Energia SA, ADR (b)	510,420
79,237	Petrobras Argentina SA, ADR(b)	679,061
155,964	Telecom Argentina SA, ADR	1,888,724
119,094	YPF SA, ADR	1,523,212
		7,924,837

	Chile - 29.6%
62,313	Banco de Chile, ADR(a)	5,127,737
71,565	Banco Santander Chile, ADR	5,327,299
41,682	Cia Cervecerias Unidas SA, ADR	2,708,079
150,428	Corpbanca, ADR(a)	2,793,448
189,903	Empresa Nacional de Electricidad SA, ADR	8,993,806
447,412	Enersis SA, ADR	7,695,486
212,058	Lan Airlines SA, ADR(a)	5,318,415
43,087	Vina Concha y Toro SA, ADR(a)	1,559,749
		39,524,019

	Colombia - 11.3%
252,019	Ecopetrol SA, ADR(a)	15,010,252

	Egypt - 10.6%
991,773	Commercial International Bank Egypt SAE, GDR	3,967,092
363,344	Egyptian Financial Group-Hermes Holding, GDR(a) (b)	1,344,373
130,602	Orascom Construction Industries, GDR(a)	5,314,195
1,057,414	Orascom Telecom Holding SAE, GDR(b)	2,629,789
864,449	Orascom Telecom Media And Technology Holding
	SAE, GDR(b)	899,027
		14,154,476

	Isle of Man - 1.0%
130,175	Zhaikmunai, LP, GDR(a) (b)	1,269,206

	Kazakhstan - 4.9%
185,785	Halyk Savings Bank of Kazakhstan JSC, GDR(a) (b)	1,021,818
297,004	KazMunaiGas Exploration Production JSC, GDR	5,518,334
		6,540,152

	Lebanon - 4.4%
448,980	Banque Audi sal- Audi Saradar Group, GDR	2,895,921
79,152	BLOM Bank SAL, GDR	609,470
198,720	Solidere, GDR	2,412,461
		5,917,852

	Nigeria - 4.3%
1,061,960	Guaranty Trust Bank PLC, GDR(a)	5,686,796

	Oman - 1.7%
384,944	BankMuscat SAOG, GDR	2,328,911

	Peru - 8.6%
63,786	Cementos Pacasmayo SAA, ADR(b)	695,905
275,420	Cia de Minas Buenaventura SA, ADR	10,779,939
		11,475,844

	Ukraine - 1.3%
61,899	Avangardco Investments Public Ltd., GDR(b)	726,694
88,545	MHP SA, GDR(b)	956,286
		1,682,980

	Total Common Stocks - 83.6%
	(Cost $137,787,215)	111,515,325

	Preferred Stocks - 14.8%
	Argentina - 0.7%
58,592	Nortel Inversora SA, Class B, ADR(b)	943,331

	Chile - 7.5%
61,834	Embotelladora Andina SA, Class B, ADR	1,935,404
155,002	Sociedad Quimica y Minera de Chile SA, ADR	8,055,454
		9,990,858

	Colombia - 6.6%
147,418	BanColombia SA, ADR	8,728,620

	Total Preferred Stocks - 14.8%
	(Cost $21,074,723)	19,662,809

	Exchange Traded Fund - 1.1%
38,800	Vanguard MSCI Emerging Markets ETF
	(Cost $1,631,058)	1,475,176

	Total Long-Term Investments - 99.5%
	(Cost $160,492,996)	132,653,310

	Investments of Collateral for Securities Loaned - 13.6%
18,194,112	BNY Mellon Securities Lending Overnight Fund,
	0.2175%(c) (d)
	(Cost $18,194,112)	18,194,112

	Total Investments - 113.1%
	(Cost $178,687,108)	150,847,422
	Liabilities in excess of Other Assets - (13.1%)	(17,450,893)
	Net Assets - 100.0%	$133,396,529

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

JSC - Joint Stock Company

LP - Limited Partnership

PLC - Public Limited Company

SA - Corporation

SAA - Open Corporation

SAE - Corporation

SAL - Joint Stock Company

SAOG - Joint Stock Company

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	Non-income producing security.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $17,539,709 and the total market value of the collateral held by the Fund was $18,194,112.

(d)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
36 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

HGI Guggenheim International Multi-Asset Income ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.5%
	Common Stocks - 81.3%
	Australia - 4.2%
394,720	Alumina Ltd.	$377,116
27,470	Australia & New Zealand Banking Group Ltd.	556,871
21,841	BHP Billiton Ltd.	677,274
30,123	National Australia Bank Ltd.	656,816
60,472	Sims Metal Management Ltd.	643,443
222,190	Telstra Corp. Ltd.	765,072
33,793	Westpac Banking Corp.	665,056
		4,341,648

	Austria - 0.5%
59,151	Telekom Austria AG	544,872

	Bermuda - 2.1%
640,000	First Pacific Co. Ltd.	659,721
117,615	Fly Leasing Ltd., ADR	1,439,608
		2,099,329

	Brazil - 2.1%
149,511	Cia Siderurgica Nacional SA, ADR	968,831
22,562	Tim Participacoes SA, ADR	551,641
30,763	Ultrapar Participacoes SA, ADR	628,181
		2,148,653

	Canada - 4.8%
21,536	Baytex Energy Corp.(a)	941,769
6,538	Canadian Natural Resources Ltd.	186,856
134,503	Enerplus Corp.(a)	1,856,141
145,609	Penn West Petroleum Ltd.	1,936,600
		4,921,366

	Cayman Islands - 0.2%
7,494	Mindray Medical International Ltd., ADR(a)	226,244

	Channel Islands - 0.9%
438	Randgold Resources Ltd.	35,022
3,407	Shire PLC	95,858
62,149	WPP PLC	740,383
		871,263

	Chile - 3.2%
8,108	Banco de Chile, ADR(a)	667,207
8,596	Banco Santander Chile, ADR	639,886
66,480	Corpbanca, ADR(a)	1,234,534
14,896	Empresa Nacional de Electricidad SA, ADR	705,475
		3,247,102

	China - 4.6%
5,903	China Petroleum & Chemical Corp., ADR	526,902
2,606,000	Guangshen Railway Co. Ltd.(a)	842,828
43,224	Huaneng Power International, Inc., ADR(b)	1,083,193
5,479	PetroChina Co. Ltd., ADR	690,737
2,964,000	Sinopec Shanghai Petrochemical Co. Ltd.	851,675
426,000	Yanzhou Coal Mining Co. Ltd.	716,875
		4,712,210

	Colombia - 0.8%
13,332	Ecopetrol SA, ADR	794,054

	Denmark - 0.3%
2,214	Novo Nordisk A/S, Class B	294,544

	Finland - 0.4%
157,601	Nokia OYJ	413,895

	France - 7.4%
4,478	Air Liquide SA	484,306
9,391	Danone SA	602,521
2,583	Dassault Systemes SA	234,868
73,489	France Telecom SA	923,193
22,950	GDF Suez	453,315
4,829	L’Oreal SA	542,867
34,046	Peugeot SA	335,759
8,849	Publicis Groupe SA	409,316
15,689	Sanofi-Aventis SA	1,066,927
22,665	Societe Generale SA(b)	450,068
102,380	Veolia Environnement SA(a)	1,169,164
21,507	Vinci SA(a)	859,065
		7,531,369

	Germany - 7.2%
4,310	Adidas AG(a)	320,758
46,460	Aixtron SE(a)	678,144
11,036	Allianz SE	997,620
10,380	BASF SE	723,601
9,651	Bayer AG	610,253
16,455	Deutsche Bank AG(a)	591,757
71,680	Deutsche Telekom AG	706,726
33,080	E.ON AG	604,528
3,991	Fresenius Medical Care AG & Co. KGaA(a)	264,942
8,063	Henkel AG & Co. KGaA	442,197
20,585	RWE AG	751,734
4,487	SAP AG(a)	257,425
2,680	Volkswagen AG	403,276
		7,352,961

	Hong Kong - 4.1%
233,800	Bank of East Asia Ltd.(a)	781,759
311,000	Cathay Pacific Airways Ltd.	480,074
952,000	City Telecom HK Ltd.	526,241
2,872	CNOOC Ltd., ADR(a)	515,093
538,000	Sino Land Co. Ltd.	743,135
111,000	Swire Pacific Ltd., Class A	1,197,124
		4,243,426

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 37

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value

	India - 0.8%
5,395	Infosys Technologies Ltd., ADR(a)	$227,130
35,672	Sterlite Industries India Ltd., ADR	237,932
14,590	Tata Motors Ltd., ADR	303,326
		768,388

	Indonesia - 1.0%
32,439	Telekomunikasi Indonesia Persero TBK PT, ADR	1,056,214

	Israel - 0.6%
145,960	Partner Communications Co. Ltd.	657,358

	Italy - 1.6%
666,509	Intesa Sanpaolo SpA	826,577
12,668	Luxottica Group SpA(a)	409,597
503,270	Telecom Italia SpA(a)	415,364
		1,651,538

	Japan - 5.3%
64,000	Hitachi Ltd.	366,461
16,400	Honda Motor Co. Ltd.	525,369
53,000	Kubota Corp.	454,199
6,500	Kyocera Corp.	537,971
406,700	Mizuho Financial Group, Inc.	596,448
3,600	Nidec Corp.	293,821
21,100	Nippon Telegraph & Telephone Corp.	909,494
674	NTT DoCoMo, Inc.	1,075,271
3,120	ORIX Corp.	269,765
11,000	Toyota Motor Corp.	426,449
		5,455,248

	Mexico - 1.0%
5,229	Coca-Cola Femsa SAB de CV, ADR	601,544
4,985	Fomento Economico Mexicano SAB de CV, ADR	392,968
		994,512

	Netherlands - 4.6%
11,278	Heineken NV	537,498
57,366	Koninklijke Ahold NV	673,908
15,956	Koninklijke DSM NV	759,065
89,794	Koninklijke KPN NV	848,792
232,368	PostNL NV	782,062
109,443	Reed Elsevier NV	1,135,071
		4,736,396

	Norway - 0.9%
107,583	Norsk Hydro ASA(a)	446,557
11,934	Yara International ASA	449,279
		895,836

	Peru - 0.3%
7,731	Cia de Minas Buenaventura SA, ADR	302,591

	Philippines - 0.8%
16,153	Philippine Long Distance Telephone Co., ADR	866,931

	Portugal - 1.2%
318,103	Portugal Telecom SGPS SA(a)	1,201,195

	Singapore - 1.2%
87,000	United Overseas Bank Ltd.	1,194,204

	South Africa - 1.2%
22,725	Gold Fields Ltd., ADR	301,106
22,200	Sasol Ltd., ADR	943,056
		1,244,162

	Spain - 2.2%
111,909	Banco Espanol de Credito SA	347,309
99,334	Banco Santander SA	527,519
50,353	Repsol YPF SA	752,088
59,843	Telefonica SA(a)	661,274
		2,288,190

	Sweden - 0.7%
85,479	Telefonaktiebolaget LM Ericsson	727,726

	Switzerland - 1.5%
21,413	Credit Suisse Group AG(b)	405,674
20,887	Novartis AG	1,084,383
		1,490,057

	Taiwan - 1.9%
40,279	Chunghwa Telecom Co. Ltd., ADR(a)	1,201,925
51,607	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	708,564
		1,910,489

	United Kingdom - 11.7%
10,262	Anglo American PLC	311,315
16,450	ARM Holdings PLC	128,241
117,115	BAE Systems PLC	491,743
198,476	Barclays PLC	538,569
12,673	BG Group PLC	242,358
29,828	BHP Billiton PLC	777,941
57,807	Bunzl PLC	910,201
35,488	Carnival PLC	1,139,402
32,288	Imperial Tobacco Group PLC	1,163,882
31,538	InterContinental Hotels Group PLC	740,747
160,233	Invensys PLC	540,844
180,237	Kingfisher PLC	782,301
646,067	Legal & General Group PLC	1,097,811
61,301	National Grid PLC	613,285
100,209	Prudential PLC	1,045,725
167,886	Rexam PLC	1,041,876
10,538	Rio Tinto PLC	450,904
		12,017,145

	Total Common Stocks - 81.3%
	(Cost $97,531,558)	83,201,116

See notes to financial statements.
38 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

HGI Guggenheim International Multi-Asset Income ETF continued

Number
of Shares	Description	Value

	Preferred Stocks - 3.8%
	Brazil - 3.3%
12,941	Cia de Bebidas das Americas, ADR	$496,287
84,611	Cia Energetica de Minas Gerais, ADR	1,457,848
60,055	Telefonica Brasil SA, ADR	1,418,499
		3,372,634

	Colombia - 0.5%
8,703	BanColombia SA, ADR	515,305

	Total Preferred Stocks - 3.8%
	(Cost $4,143,813)	3,887,939

	Closed End Funds - 9.9%
87,014	Alpine Global Premier Properties Fund(a)	526,435
71,752	Calamos Global Dynamic Income Fund	574,734
66,423	CBRE Clarion Global Real Estate Income Fund	510,793
65,667	Eaton Vance Tax-Advantaged Global Dividend Income Fund	849,074
37,708	Eaton Vance Tax-Advantaged Global Dividend
	Opportunities Fund	654,234
40,137	First Trust Aberdeen Global Opportunity Income Fund(a)	680,724
35,731	GAMCO Natural Resources Gold & Income Trust	504,879
69,550	Invesco Van Kampen Dynamic Credit Opportunities Fund	804,693
78,362	MFS Charter Income Trust	747,573
114,535	MFS Multimarket Income Trust	792,582
45,239	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	668,180
134,761	Wells Fargo Advantage Global Dividend Opportunity Fund	1,063,264
48,571	Wells Fargo Advantage Multi-Sector Income Fund	728,565
27,984	Western Asset Emerging Markets Debt Fund, Inc.	537,293
37,286	Western Asset Emerging Markets Income Fund, Inc.(a)	514,547
	(Cost $10,948,350)	10,157,570

	Master Limited Partnerships - 4.4%
	United States - 4.4%
114,483	Chesapeake Granite Wash Trust(a)	2,230,129
83,207	SandRidge Mississippian Trust I(a)	2,259,070
	(Cost $5,278,966)	4,489,199

	Rights - 0.1%
4,478	Air Liquide SA, 06/08/2012(c)
	(Cost $0)	48,430

	Total Long-Term Investments - 99.5%
	(Cost $117,902,687)	101,784,254

	Investments of Collateral for
	Securities Loaned - 15.8%
16,200,061	BNY Mellon Securities Lending Overnight Fund,
	0.2175%(d) (e)
	(Cost $16,200,061)	16,200,061

	Total Investments - 115.3%
	(Cost $134,102,748)	117,984,315
	Liabilities in excess of Other Assets - (15.3%)	(15,677,869)
	Net Assets - 100.0%	$102,306,446

ADR - American Depositary Receipt

AG - Stock Corporation

ASA - Stock Company

A/S - Limited Liability Stock Company or Stock Company

KGaA - Limited Partnership

NV - Publicly Traded Company

OYJ - Public Traded Company

PLC - Public Limited Company

PT - Limited Liability Company

SA - Corporation

SpA - Limited Share Company

SE - Stock Corporation

SGPS - Holding Enterprise

SAB de CV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	Non-income producing security.

(c)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $48,430 which represents 0.1% of net assets.

(d)	At May 31, 2012, the total market value of the Fund’s securities on loan was $15,636,044 and the total market value of the collateral held by the Fund was $16,200,061.

(e)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 39

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

SEA Guggenheim Shipping ETF

Number
of Shares	Description	Value

	Long-Term Investments - 99.2%
	Common Stocks - 84.6%
	Bermuda - 24.9%
1,226,000	COSCO Pacific Ltd.	$1,503,897
174,798	Frontline Ltd.	817,357
1,011,469	Golden Ocean Group Ltd.	761,243
61,366	Knightsbridge Tankers Ltd.(a)	569,477
81,323	Nordic American Tankers Ltd.(a)	1,019,790
2,239,000	Pacific Basin Shipping Ltd.	1,001,093
78,707	Ship Finance International Ltd.(a)	1,219,171
126,368	Tsakos Energy Navigation Ltd.	676,069
		7,568,097

	Denmark - 3.2%
37,998	D/S Norden A/S	985,105

	Japan - 22.6%
719,000	Kawasaki Kisen Kaisha Ltd.(b)	1,329,529
753,000	Mitsui OSK Lines Ltd.	2,659,963
1,083,000	Nippon Yusen KK	2,900,338
		6,889,830

	Marshall Islands - 15.1%
57,839	Costamare, Inc.(a)	769,837
217,450	Navios Maritime Holdings, Inc.	721,934
66,271	Seaspan Corp.(a)	1,076,241
45,733	Teekay Corp.	1,232,047
196,665	Teekay Tankers Ltd., Class A(a)	800,427
		4,600,486

	Singapore - 9.1%
1,054,000	Neptune Orient Lines Ltd.(b)	871,007
550,000	SembCorp Marine Ltd.	1,907,662
		2,778,669

	United States - 9.7%
35,852	Alexander & Baldwin, Inc.	1,829,169
102,609	Overseas Shipholding Group, Inc.(a)	1,120,491
		2,949,660

	Total Common Stocks - 84.6%
	(Cost $30,721,277)	25,771,847

	Master Limited Partnerships - 14.6%
	Marshall Islands - 14.6%
123,350	Capital Product Partners, LP(a)	901,688
65,805	Navios Maritime Partners, LP(a)	891,658
38,009	Teekay LNG Partners, LP	1,418,116
44,403	Teekay Offshore Partners, LP	1,229,963
	(Cost $4,189,157)	4,441,425

	Total Long-Term Investments - 99.2%
	(Cost $34,910,434)	30,213,272

	Investments of Collateral for
	Securities Loaned - 25.1%
7,633,550	BNY Mellon Securities Lending Overnight Fund,
	0.2175%(c) (d)
	(Cost $7,633,550)	$7,633,550

	Total Investments - 124.3%
	(Cost $42,543,984)	37,846,822
	Liabilities in excess of Other Assets - (24.3%)	(7,394,372)
	Net Assets - 100.0%	$30,452,450

A/S - Limited Liability Stock Company or Stock Company

KK - Joint Stock Company

LP - Limited Partnership

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	Non-income producing security.

(c)	At May 31, 2012, the total market value of the Fund’s securities on loan was $7,404,626 and the total market value of the collateral held by the Fund was $7,633,550.

(d)	Interest rate shown reflects yield as of May 31, 2012.

See notes to financial statements.
40 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

CUT Guggenheim Timber ETF

Number
of Shares	Description	Value
	Long-Term Investments - 99.7%
	Common Stocks - 92.8%
	Australia - 0.5%
3,165,110	Gunns Ltd.(a) (b) (g)	$491,200

	Brazil - 4.1%
667,469	Fibria Celulose SA, ADR(a) (b)	4,351,898

	Canada - 8.7%
377,782	Canfor Corp.(b)	4,070,329
113,462	West Fraser Timber Co. Ltd.	5,136,352
		9,206,681

	Finland - 8.2%
790,551	Stora ENSO OYJ, R Shares	4,287,213
425,912	UPM-Kymmene OYJ	4,363,038
		8,650,251

	Ireland - 3.5%
587,156	Smurfit Kappa Group PLC	3,695,285

	Japan - 14.5%
553,500	Hokuetsu Kishu Paper Co. Ltd.	2,858,732
270,500	Nippon Paper Group, Inc.(a)	4,163,661
1,180,000	OJI Paper Co. Ltd.	4,454,250
469,500	Sumitomo Forestry Co. Ltd.	3,897,781
		15,374,424

	Portugal - 4.0%
2,031,171	Portucel Empresa Produtora de Pasta e Papel SA	4,219,222

	South Africa - 2.3%
314,894	Mondi Ltd.	2,452,931

	Spain - 1.1%
709,090	Grupo Empresarial Ence SA	1,192,386

	Sweden - 8.3%
164,435	Holmen AB, B Shares	4,199,755
327,507	Svenska Cellulosa AB, B Shares	4,657,565
		8,857,320

	United States - 37.6%
59,297	Domtar Corp.	4,690,986
113,948	Greif, Inc., Class A	4,984,085
162,775	International Paper Co.	4,753,030
187,290	MeadWestvaco Corp.	5,150,475
143,029	Plum Creek Timber Co., Inc., REIT	5,220,558
106,395	Potlatch Corp., REIT	3,049,281
128,415	Rayonier, Inc., REIT	5,517,993
130,462	Wausau Paper Corp.	1,201,555
267,653	Weyerhaeuser Co., REIT	5,328,971
		39,896,934

	Total Common Stocks - 92.8%
	(Cost $117,319,491)	98,388,532

	Participation Notes (c) - 6.9%
	Brazil - 6.9%
1,082,100	Barclays Bank PLC certificates linked to the performance
	of Suzano Papel E Celulose SA, Series 0002(d)	2,684,333
982,900	Morgan Stanley BV certificates linked to the performance
	of Duratex SA, Series 0002	4,691,922
	(Cost $14,329,620)	7,376,255

	Total Long-Term Investments - 99.7%
	(Cost $131,649,111)	105,764,787

	Investments of Collateral for
	Securities Loaned - 7.0%
7,380,774	BNY Mellon Securities Lending Overnight Fund,
	0.2175%(e) (f)
	(Cost $7,380,774)	7,380,774

	Total Investments - 106.7%
	(Cost $139,029,885)	113,145,561
	Liabilities in excess of Other Assets - (6.7%)	(7,091,634)
	Net Assets - 100.0%	$106,053,927

AB - Stock Company

ADR - American Depositary Receipt

BV - Limited Liability Company

OYJ - Public Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

(a)	Security, or portion thereof, was on loan at May 31, 2012.

(b)	Non-income producing security.

(c)
Participation notes are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a participation note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security.

(d)
Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2012 these securities amounted to $2,684,333, which represents 2.5% of net assets.

(e)	At May 31, 2012, the total market value of the Fund’s securities on loan was $7,079,182 and the total market value of the collateral held by the Fund was $7,380,774.

(f)	Interest rate shown reflects yield as of May 31, 2012.

(g)
Security is valued in accordance with Fair Valuation procedures established in good faith by management and approved by the Board of Trustees. The total market value of such securities is $491,200 which represents 0.5% of net assets.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 41

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

RMB Guggenheim Yuan Bond ETF

Principal					Optional Call
Amount	Description	Rating*	Coupon	Maturity	Provisions**	Value
	Corporate Bonds - 99.1%
	Auto Manufacturers - 3.1%
CNY 1,000,000	Volkswagen International Finance NV, Series EMTN (Netherlands)	A-	2.15%	05/23/2016	N/A	$154,464

	Banks - 41.6%
1,500,000	Agricultural Bank of China Ltd., Series FXCD (China)	NR	1.20%	06/24/2013	N/A	230,948
1,000,000	Agricultural Development Bank of China (China)	AA-	3.00%	01/17/2014	N/A	157,178
1,000,000	Bank of China Ltd. (China)	A	2.90%	09/30/2013	N/A	157,135
1,500,000	Bank of Communications Co. Ltd., Series FXCD (China)	NR	1.00%	03/04/2013	N/A	231,629
1,000,000	China Construction Bank Corp./Hong Kong, Series FXCD (China)	NR	1.05%	06/03/2013	N/A	153,657
3,100,000	China Development Bank Corp. (China)	AA-	2.70%	11/11/2013	N/A	486,932
3,000,000	Export-Import Bank of China (China)	AA-	2.65%	12/02/2013	N/A	471,792
1,000,000	Industrial & Commercial Bank of China Asia Ltd., Series EMTN (Hong Kong)	NR	6.00%	11/04/2021	11/05/16 @ 100	167,511
						2,056,782

	Chemicals - 3.1%
1,000,000	Air Liquide Finance SA (France)	A	3.00%	09/19/2016	N/A	153,789

	Distribution & Wholesale - 3.3%
1,000,000	Mitsui & Co. Ltd., Series EMTN (Japan)	A+	4.25%	03/01/2017	N/A	158,136

	Diversified Financial Services - 6.3%
1,000,000	Caterpillar Financial Services Corp., Series EMTN	A	1.35%	07/12/2013	N/A	154,392
1,000,000	Hitachi Capital Corp., Series EMTN (Japan)	A-	3.75%	03/22/2015	N/A	156,629
						311,021

	Food - 3.1%
1,000,000	Unilever NV (Netherlands)	A+	1.15%	03/31/2014	N/A	155,062

	Gas - 2.9%
1,000,000	HKCG Finance Ltd., Series EMTN (Hong Kong)	A+	1.40%	04/11/2016	N/A	145,941

	Home Furnishings - 3.1%
1,000,000	BSH Bosch und Siemens Hausgeraete GmbH, Series REGS (Germany)	A	2.38%	09/29/2014	N/A	155,575

	Investment Companies - 3.1%
1,000,000	MTR Corp. Cayman Islands Ltd. (Cayman Islands)	Aa1	0.63%	06/17/2013	N/A	155,490

	Oil & Gas - 3.1%
1,000,000	BP Capital Markets PLC, Series EMTN (United Kingdom)	A	1.70%	09/15/2014	N/A	154,159

	Real Estate - 3.1%
1,000,000	Global Logistic Properties Ltd., Series REGS (Singapore)	Baa2	3.38%	05/11/2016	N/A	151,981

	Retail - 3.2%
1,000,000	Lotte Shopping Business Management Hong Kong Ltd. (Hong Kong)	A3	4.00%	02/09/2015	N/A	157,560

	Sovereign - 20.1%
1,000,000	China Government Bond, Series REGS (China)	AA-	0.60%	08/18/2014	N/A	153,367
2,500,000	China Government Bond (China)	AA-	1.80%	12/01/2015	N/A	388,698
2,000,000	China Government Bond, Series REGS (China)	AA-	1.40%	08/18/2016	N/A	304,426
1,000,000	China Government Bond, Series REGS (China)	AA-	1.94%	08/18/2018	N/A	150,416
						996,907

See notes to financial statements.
42 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	May 31, 2012

RMB Guggenheim Yuan Bond ETF continued

Description	Value

Total Corporate Bonds - 99.1%
(Cost $4,935,206)	$4,906,867

Total Investments - 99.1%
(Cost $4,935,206)	4,906,867
Other Assets in excess of Liabilities - 0.9%	46,112

Net Assets - 100.0%	$4,952,979

N/A- Not Applicable

NV - Publicly Traded Company

PLC - Public Limited Company

SA - Corporation

GmbH - Limited Liability

*
Ratings shown are per Standard & Poor’s Rating Group, Moody’s Investor Services, Inc. or Fitch Ratings. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited. The ratings apply to the credit worthiness of the issuers of the underlying securities and not to the Fund or its shares.

**	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 43

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2012

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier
	Income ETF	ETF	ETF	Markets ETF
	(ENY )	(TAO )	(HAO )	(FRN )
Assets
Investments in securities, at value (including securities on loan)	$117,342,577	$19,676,828	$201,936,774	$150,847,422
Foreign currency, at value	100,280	26,616	117,514	—
Cash	89,813	20,584	313,155	518,173
Receivables:
Fund shares sold	—	—	—	—
Investments sold	1,008,046	845,596	522,959	—
Dividends	185,534	80,825	1,330,459	323,833
Interest	—	—	—	—
Securities lending income	22,907	4,350	105,657	58,486
Tax reclaims	—	—	—	—
Due from Adviser	—	80,256	—	—
Other assets	3,795	1,827	5,042	4,407
Total assets	118,752,952	20,736,882	204,331,560	151,752,321
Liabilities
Custodian bank	—	—	—	—
Payables:
Fund shares redeemed	—	846,715	—	—
Investments purchased	1,202,633	—	830,973	—
Administration fee payable	2,304	—	4,013	3,245
Collateral for securities on loan	27,396,257	1,239,327	38,475,807	18,194,112
Accrued advisory fees	41,897	—	57,721	29,356
Accrued expenses	94,863	92,424	190,489	129,079
Total liabilities	28,737,954	2,178,466	39,559,003	18,355,792
Net Assets	$90,014,998	$18,558,416	$164,772,557	$133,396,529
Composition of Net Assets
Paid-in capital	$172,810,799	$40,044,200	$269,498,081	$170,648,670
Accumulated undistributed net investment income	8,346	366,628	1,107,514	2,536,338
Accumulated net realized gain (loss) on investments and currency transactions	(58,961,795)	(16,428,908)	(54,962,613)	(11,948,793)
Net unrealized appreciation (depreciation) on investments and currency translation	(23,842,352)	(5,423,504)	(50,870,425)	(27,839,686)
Net Assets	$90,014,998	$18,558,416	$164,772,557	$133,396,529
Shares outstanding ($0.01 par value with unlimited amount authorized)	6,070,000	1,110,000	8,250,000	6,990,000
Net Asset Value Per Share	$14.83	$16.72	$19.97	$19.08
Investments in securities, at cost	$141,175,576	$25,100,322	$252,807,082	$178,687,108
Foreign currency, at cost	$100,280	$26,609	$117,500	$—
Securities on loan, at value	$25,935,424	$1,087,932	$32,970,221	$17,539,709

See notes to financial statements.
44 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2012

Guggenheim
International Multi-Asset	Guggenheim	Guggenheim	Guggenheim
Income ETF	Shipping ETF	Timber ETF	Yuan Bond ETF
(HGI )	(SEA )	(CUT )	(RMB )

$117,984,315	$37,846,822	$113,145,561	$4,906,867
54,304	—	7	37,309
—	51,129	58,956	1,019

—	—	785,865	—
—	—	—	299,992
549,024	177,737	337,405	—
—	—	—	25,642
58,990	24,173	6,686	—
49,692	3,491	56,692	—
—	—	—	—
3,711	—	4,113	—
118,700,036	38,103,352	114,395,285	5,270,829

35,818	—	—	—

—	—	—	—
15,534	—	783,308	315,100
2,503	—	2,631	—
16,200,061	7,633,550	7,380,774	—
36,242	17,352	50,463	2,750
103,432	—	124,182	—
16,393,590	7,650,902	8,341,358	317,850
$102,306,446	$30,452,450	$106,053,927	$4,952,979

$138,616,591	$39,062,021	$173,658,655	$4,988,600
99,612	158,860	1,803,075	1,579

(20,283,408)	(4,073,507)	(43,529,736)	(8,332)

(16,126,349)	(4,694,924)	(25,878,067)	(28,868)
$102,306,446	$30,452,450	$106,053,927	$4,952,979

6,800,000	1,900,000	6,750,000	200,000
$15.05	$16.03	$15.71	$24.76
$134,102,748	$42,543,984	$139,029,885	$4,935,206
$54,560	$—	$7	$37,641
$15,636,044	$7,404,626	$7,079,182	$—

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 45

STATEMENT OF OPERATIONS For the year ended May 31, 2012	May 31, 2012

	Guggenheim	Guggenheim	Guggenheim	Guggenheim
	Canadian Energy	China Real Estate	China Small Cap	Frontier
	Income ETF	ETF	ETF	Markets ETF
	(ENY )	(TAO )	(HAO )	(FRN )
Investment Income
Dividend income	$5,007,713	$732,366	$4,198,619	$5,335,626
Less Return of capital distributions received	—	—	—	—
Foreign taxes withheld	(751,291)	(3,191)	(138,887)	(709,902)
Net dividend income	4,256,422	729,175	4,059,732	4,625,724
Interest	—	—	—	—
Foreign taxes withheld	—	—	—	—
Net securities lending income	299,179	53,256	1,515,011	658,026
Total income	4,555,601	782,431	5,574,743	5,283,750
Expenses
Advisory fee <Note 3>	686,768	112,973	1,048,228	732,879
Administration fee	37,676	6,213	51,171	40,308
Custodian fee	103,369	98,214	270,841	148,003
Licensing	141,944	22,595	262,185	146,576
Listing fee and expenses	5,000	5,000	5,000	5,000
Printing expenses	43,042	14,216	47,920	44,968
Professional fees	31,776	21,119	29,202	32,361
Trustees’ fees and expenses	5,403	5,722	15,409	10,060
Miscellaneous	22,198	19,736	25,622	19,356
Total expenses	1,077,176	305,788	1,755,578	1,179,511
Advisory fees waived	(115,702)	(112,973)	(326,508)	(155,443)
Other expenses waived or reimbursed	—	(34,653)	—	—
Net expenses	961,474	158,162	1,429,070	1,024,068
Net Investment Income	3,594,127	624,269	4,145,673	4,259,682
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	(41,182,952)	(961,104)	(40,629,447)	(5,578,916)
In-kind transactions	2,497,158	(800,750)	(10,135,910)	107,782
Foreign currency transactions	(107,102)	(38)	(539)	—
Net realized gain (loss)	(38,792,896)	(1,761,892)	(50,765,896)	(5,471,134)
Net change in unrealized appreciation (depreciation) on
Investments	(26,142,334)	(5,122,637)	(37,771,150)	(28,138,249)
Foreign currency translation	(9,195)	64	940	—
Net unrealized appreciation (depreciation)	(26,151,529)	(5,122,573)	(37,770,210)	(28,138,249)
Net realized and unrealized gain (loss)	(64,944,425)	(6,884,465)	(88,536,106)	(33,609,383)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(61,350,298)	$(6,260,196)	$(84,390,433)	$(29,349,701)

1	Commencement of investment operations - September 22, 2011

See notes to financial statements.
46 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2012

Guggenheim
International Multi-Asset	Guggenheim	Guggenheim	Guggenheim
Income ETF	Shipping ETF	Timber ETF	Yuan Bond ETF
(HGI )	(SEA )	(CUT )	(RMB	)1

$5,531,069	$1,394,027	$4,107,678	$—
(27,247)	(398,677)	—	—
(376,522)	(12,087)	(310,113)
5,127,300	983,263	3,797,565	—
—	—	—	62,324
—	—	—	(78)
301,274	123,874	158,448	—
5,428,574	1,107,137	3,956,013	62,246

473,164	179,786	660,840	22,430
26,024	—	36,317	—
155,967	—	103,520	—
116,949	—	180,752	—
5,000	—	5,000	—
23,547	—	38,758	—
36,413	—	32,171	—
8,421	—	9,371	—
19,951	—	24,283	—
865,436	179,786	1,091,012	22,430
(203,298)	—	(165,835)	—
—	—	—	—
662,138	179,786	925,177	22,430
4,766,436	927,351	3,030,836	39,816

(10,443,299)	(4,020,582)	(18,908,822)	11,653
4,617,054	3,461,563	6,890,910	—
(102,991)	(26,307)	(124,550)	(36,822)
(5,929,236)	(585,326)	(12,142,462)	(25,169)

(23,225,102)	(3,025,955)	(48,343,101)	(28,339)
(14,310)	1,927	(3,461)	(529)
(23,239,412)	(3,024,028)	(48,346,562)	(28,868)
(29,168,648)	(3,609,354)	(60,489,024)	(54,037)
$(24,402,212)	$(2,682,003)	$(57,458,188)	$(14,221)

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 47

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2012

	Guggenheim Canadian
	Energy Income ETF
	(ENY)
	For the Year	For the Year
	Ended	Ended
	May 31, 2012	May 31, 2011
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income	$3,594,127	$3,242,950
Net realized gain (loss)	(38,792,896)	30,627,098
Net unrealized appreciation (depreciation)	(26,151,529)	(8,330,040)
Net increase (decrease) in net assets resulting from operations	(61,350,298)	25,540,008
Distribution to Shareholders
From and in excess of net investment income	(4,070,916)	(2,620,250)
Return of capital	(172,854)	—
Total distributions	(4,243,770)	(2,620,250)
Capital Share Transactions
Proceeds from sale of shares	16,593,797	243,024,434
Cost of shares redeemed	(90,554,537)	(111,023,386)
Net increase (decrease) from capital share transactions	(73,960,740)	132,001,048
Total increase (decrease) in net assets	(139,554,808)	154,920,806
Net Assets
Beginning of period	229,569,806	74,649,000
End of period	$90,014,998	$229,569,806
Accumulated undistributed net investment income (loss) at end of period	$8,346	$186,568
Changes in Shares Outstanding
Shares sold	900,000	11,280,000
Shares redeemed	(5,250,000)	(5,380,000)
Shares outstanding, beginning of period	10,420,000	4,520,000
Shares outstanding, end of period	6,070,000	10,420,000

See notes to financial statements.
48 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2012

Guggenheim China Real Estate ETF (TAO)		Guggenheim China Small Cap ETF (HAO)		Guggenheim Frontier Markets ETF (FRN)		Guggenheim International Multi-Asset Income ETF (HGI)
For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011

$624,269	$924,802	$4,145,673	$5,167,649	$4,259,682	$4,545,485	$4,766,436	$3,576,846
(1,761,892)	3,755,562	(50,765,896)	47,861,894	(5,471,134)	14,404,312	(5,929,236)	3,898,034
(5,122,573)	5,251,833	(37,770,210)	9,292,118	(28,138,249)	(212,858)	(23,239,412)	10,423,123
(6,260,196)	9,932,197	(84,390,433)	62,321,661	(29,349,701)	18,736,939	(24,402,212)	17,898,003

(233,530)	(498,780)	(4,836,000)	(6,445,650)	(5,553,760)	(1,265,040)	(4,503,888)	(3,195,800)
—	—	—	—	—	—	(71,512)	—
(233,530)	(498,780)	(4,836,000)	(6,445,650)	(5,553,760)	(1,265,040)	(4,575,400)	(3,195,800)

10,283,066	22,004,737	34,114,502	264,071,727	36,836,204	205,243,459	64,159,072	69,971,720
(12,627,475)	(49,525,374)	(107,488,523)	(283,858,602)	(51,859,839)	(71,279,920)	(34,770,261)	(37,514,610)
(2,344,409)	(27,520,637)	(73,374,021)	(19,786,875)	(15,023,635)	133,963,539	29,388,811	32,457,110
(8,838,135)	(18,087,220)	(162,600,454)	36,089,136	(49,927,096)	151,435,438	411,199	47,159,313

27,396,551	45,483,771	327,373,011	291,283,875	183,323,625	31,888,187	101,895,247	54,735,934
$18,558,416	$27,396,551	$164,772,557	$327,373,011	$133,396,529	$183,323,625	$102,306,446	$101,895,247
$366,628	$(304,685)	$1,107,514	$1,362,864	$2,536,338	$3,830,416	$99,612	$283,066

550,000	1,100,000	1,550,000	8,920,000	1,650,000	9,280,000	3,700,000	3,700,000
(800,000)	(2,580,000)	(4,500,000)	(9,640,000)	(2,550,000)	(3,150,000)	(2,000,000)	(2,000,000)
1,360,000	2,840,000	11,200,000	11,920,000	7,890,000	1,760,000	5,100,000	3,400,000
1,110,000	1,360,000	8,250,000	11,200,000	6,990,000	7,890,000	6,800,000	5,100,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 49

STATEMENTS OF CHANGES IN NET ASSETS continued	May 31, 2012

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income
Net realized gain (loss)
Net unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations

Distribution to Shareholders
From and in excess of net investment income
Return of capital
Total distributions

Capital Share Transactions
Proceeds from sale of shares
Cost of shares redeemed
Net increase (decrease) from capital share transactions
Total increase (decrease) in net assets

Net Assets
Beginning of period
End of period
Accumulated undistributed net investment income (loss) at end of period

Changes in Shares Outstanding
Shares sold
Shares redeemed
Shares outstanding, beginning of period
Shares outstanding, end of period

1	Commencement of investment operations - June 11, 2010

2	Commencement of investment operations - September 22, 2011

See notes to financial statements.
50 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

May 31, 2012

Guggenheim Shipping ETF (SEA)		Guggenheim Timber ETF (CUT)		Guggenheim Yuan Bond ETF (RMB)
For the Year Ended May 31, 2012	For the Period Ended1 May 31, 2011	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Period Ended2 May 31, 2012

$927,351	$570,931	$3,030,836	$6,714,335	$39,816
(585,326)	165,010	(12,142,462)	336,421	(25,169)
(3,024,028)	(1,670,896)	(48,346,562)	26,480,453	(28,868)
(2,682,003)	(934,955)	(57,458,188)	33,531,209	(14,221)

(869,900)	(271,500)	(2,496,150)	(4,128,300)	(21,400)
—	—	—	—	(11,400)
(869,900)	(271,500)	(2,496,150)	(4,128,300)	(32,800)

41,081,606	18,927,409	13,031,462	118,597,400	5,000,000
(19,420,751)	(5,377,456)	(75,409,500)	(32,155,470)	—
21,660,855	13,549,953	(62,378,038)	86,441,930	5,000,000
18,108,952	12,343,498	(122,332,376)	115,844,839	4,952,979

12,343,498	—	228,386,303	112,541,464	—
$30,452,450	$12,343,498	$106,053,927	$228,386,303	$4,952,979
$158,860	$221,883	$1,803,075	$2,186,890	$1,579

2,500,000	700,000	700,000	5,550,000	200,000
(1,100,000)	(200,000)	(4,150,000)	(1,710,000)	—
500,000	—	10,200,000	6,360,000	—
1,900,000	500,000	6,750,000	10,200,000	200,000

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 51

FINANCIAL HIGHLIGHTS	May 31, 2012

ENY Guggenheim Canadian Energy Income ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period July 3, 2007** through May 31, 2008
Net asset value, beginning of period	$22.03	$16.52	$14.10	$31.58	$25.05

Income from investment operations
Net investment income (a)	0.46	0.52	0.47	1.08	0.85
Net realized and unrealized gain (loss)	(7.10)	5.51	2.55	(17.49)	6.41
Total from investment operations	(6.64)	6.03	3.02	(16.41)	7.26

Distributions to shareholders
From and in excess of net investment income	(0.54)	(0.52)	(0.60)	(1.07)	(0.73)
Return of capital	(0.02)	—	—	—	—
Total distributions to shareholders	(0.56)	(0.52)	(0.60)	(1.07)	(0.73)
Net asset value, end of period	$14.83	$22.03	$16.52	$14.10	$31.58
Market value, end of period	$14.73	$22.06	$16.50	$14.38	$31.71
Total return* (b)
Net asset value	-30.45%	37.22%	21.75%	-51.89%	29.62%

Ratios and supplemental data
Net assets, end of period (thousands)	$90,015	$229,570	$74,649	$37,791	$34,102
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.71%	0.83	%(c)
Ratio of net investment income to average net assets*	2.62%	2.59%	2.89%	7.03%	3.57	%(c)
Portfolio turnover rate (d)	81%	34%	58%	68%	31%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.79%	0.84%	0.89%	1.23%	1.24	%(c)
Ratio of net investment income to average net assets	2.53%	2.45%	2.70%	6.51%	3.16	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
52 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

TAO Guggenheim China Real Estate ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period December 18, 2007** through May 31, 2008
Net asset value, beginning of period	$20.14	$16.02	$16.87	$20.68	$23.50

Income from investment operations
Net investment income (a)	0.47	0.35	0.29	0.39	0.17
Net realized and unrealized gain (loss)	(3.70)	3.92	(0.57)	(3.82)	(2.99)
Total from investment operations	(3.23)	4.27	(0.28)	(3.43)	(2.82)

Distributions to shareholders
From and in excess of net investment income	(0.19)	(0.15)	(0.57)	(0.38)	—
Net asset value, end of period	$16.72	$20.14	$16.02	$16.87	$20.68
Market value, end of period	$16.74	$20.07	$15.89	$17.27	$20.91
Total return* (b)
Net asset value	-15.90%	26.68%	-2.10%	-15.44%	-12.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$18,558	$27,397	$45,484	$39,802	$28,949
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.78%	0.95	%(c)
Ratio of net investment income to average net assets*	2.76%	1.83%	1.64%	3.00%	1.64	%(c)
Portfolio turnover rate (d)	14%	17%	15%	47%	1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.35%	1.02%	0.92%	1.74%	1.50	%(c)
Ratio of net investment income to average net assets	2.11%	1.51%	1.42%	2.04%	1.09	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 53

FINANCIAL HIGHLIGHTS continued	May 31, 2012

HAO Guggenheim China Small Cap ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period January 30, 2008** through May 31, 2008
Net asset value, beginning of period	$29.23	$24.44	$20.70	$24.04	$24.34

Income from investment operations
Net investment income (a)	0.50	0.39	0.25	0.27	0.27
Net realized and unrealized gain (loss)	(9.14)	4.84	3.52	(3.51)	(0.57)
Total from investment operations	(8.64)	5.23	3.77	(3.24)	(0.30)

Distributions to shareholders
From and in excess of net investment income	(0.62)	(0.44)	(0.03)	(0.10)	—
Net asset value, end of period	$19.97	$29.23	$24.44	$20.70	$24.04
Market value, end of period	$20.01	$29.15	$24.30	$21.22	$24.39
Total return* (b)
Net asset value	-29.50%	21.36%	18.20%	-13.27%	-1.23%

Ratios and supplemental data
Net assets, end of period (thousands)	$164,773	$327,373	$291,284	$62,938	$11,540
Ratio of net expenses to average net assets*	0.75%	0.75%	0.75%	0.88%	1.00	%(c)
Ratio of net investment income to average net assets*	2.17%	1.33%	1.00%	1.86%	3.44	%(c)
Portfolio turnover rate (d)	35%	11%	46%	65%	1%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.92%	0.89%	0.91%	1.64%	3.16	%(c)
Ratio of net investment income to average net assets	2.00%	1.19%	0.84%	1.10%	1.28	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
54 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

FRN Guggenheim Frontier Markets ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the period June 12, 2008** through May 31, 2009
Net asset value, beginning of period	$23.23	$18.12	$14.49	$24.34

Income from investment operations
Net investment income (a)	0.59	0.64	0.55	0.36
Net realized and unrealized gain (loss)	(3.92)	4.60	3.46	(10.12)
Total from investment operations	(3.33)	5.24	4.01	(9.76)

Distributions to shareholders
From and in excess of net investment income	(0.82)	(0.13)	(0.38)	(0.09)
Net asset value, end of period	$19.08	$23.23	$18.12	$14.49
Market value, end of period	$19.26	$22.95	$18.67	$14.48
Total return* (b)
Net asset value	-14.16%	28.87%	27.69%	-40.03%

Ratios and supplemental data
Net assets, end of period (thousands)	$133,397	$183,324	$31,888	$15,066
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.95	%(c)
Ratio of net investment income to average net assets*	2.91%	2.84%	3.09%	2.65	%(c)
Portfolio turnover rate (d)	30%	9%	25%	29%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.81%	0.80%	1.11%	2.22	%(c)
Ratio of net investment income to average net assets	2.80%	2.74%	2.68%	1.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 55

FINANCIAL HIGHLIGHTS continued	May 31, 2012

HGI Guggenheim International Multi-Asset Income ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period July 11, 2007** through May 31, 2008
Net asset value, beginning of period	$19.98	$16.10	$14.31	$23.09	$24.98

Income from investment operations
Net investment income (a)	0.86	0.88	0.68	0.78	0.88
Net realized and unrealized gain (loss)	(4.94)	3.80	1.74	(8.61)	(2.15)
Total from investment operations	(4.08)	4.68	2.42	(7.83)	(1.27)

Distributions to shareholders
From and in excess of net investment income	(0.84)	(0.80)	(0.63)	(0.86)	(0.62)
Return of capital	(0.01)	—	—	(0.09)	—
Total distribution to shareholders	(0.85)	(0.80)	(0.63)	(0.95)	(0.62)
Net asset value, end of period	$15.05	$19.98	$16.10	$14.31	$23.09
Market value, end of period	$15.09	$20.02	$16.09	$14.44	$24.00
Total return* (b)
Net asset value	-20.86%	29.68%	16.81%	-33.80%	-5.02%

Ratios and supplemental data
Net assets, end of period (thousands)	$102,306	$101,895	$54,736	$14,311	$9,234
Ratio of net expenses to average net assets*(e)	0.70%	0.70%	0.70%	0.70%	1.10	%(c)
Ratio of net investment income to average net assets*	5.04%	4.71%	4.01%	5.56%	4.26	%(c)
Portfolio turnover rate(d)	73%	44%	42%	114%	114%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (e)	0.92%	0.94%	1.04%	1.98%	2.61	%(c)
Ratio of net investment income to average net assets	4.82%	4.47%	3.67%	4.28%	2.75	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.14% for the year ended May 31, 2012, 0.15% for the year ended May 31, 2011, 0.19% for the year ended May 31, 2010, 0.16% for the year ended May 31, 2009, and 0.24% for the period July 11, 2007 through May 31, 2008.

See notes to financial statements.
56 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

SEA Guggenheim Shipping ETF

		For the Period
	For the Year	June 11, 2010*
Per share operating performance	Ended	through
for a share outstanding throughout the period	May 31, 2012	May 31, 2011
Net asset value, beginning of period	$24.69	$25.96

Income from investment operations
Net investment income (a)	0.56	1.10
Net realized and unrealized loss	(8.26)	(1.89)
Total from investment operations	(7.70)	(0.79)

Distributions to shareholders
From and in excess of net investment income	(0.96)	(0.48)
Net asset value, end of period	$16.03	$24.69
Market value, end of period	$15.99	$24.67

Total return (b)
Net asset value	-31.98%	-3.21%

Ratios and supplemental data
Net assets, end of period (thousands)	$30,452	$12,343
Ratio of net expenses to average net assets	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	3.35%	4.14	%(c)
Portfolio turnover rate (d)	43%	28%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 57

FINANCIAL HIGHLIGHTS continued	May 31, 2012

CUT Guggenheim Timber Index ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period November 9, 2007** through May 31, 2008
Net asset value, beginning of period	$22.39	$17.70	$14.53	$22.03	$24.91

Income from investment operations
Net investment income (a)	0.42	0.94	0.25	0.47	0.33
Net realized and unrealized gain (loss)	(6.71)	4.34	2.97	(7.56)	(3.13)
Total from investment operations	(6.29)	5.28	3.22	(7.09)	(2.80)

Distributions to shareholders
From net investment income	(0.39)	(0.59)	(0.05)	(0.41)	(0.08)
Net asset value, end of period	$15.71	$22.39	$17.70	$14.53	$22.03
Market value, end of period	$15.75	$22.38	$17.65	$14.69	$22.25
Total return* (b)
Net asset value	-28.20%	30.15%	22.15%	-31.77%	-11.25%

Ratios and supplemental data
Net assets, end of period (thousands)	$106,054	$228,386	$112,541	$45,915	$57,277
Ratio of net expenses to average net assets*	0.70%	0.70%	0.70%	0.71%	0.95	%(c)
Ratio of net investment income to average net assets*	2.29%	4.52%	1.46%	3.36%	2.72	%(c)
Portfolio turnover rate (d)	56%	29%	39%	58%	23%
* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.82%	0.82%	0.86%	1.08%	1.43	%(c)
Ratio of net investment income to average net assets	2.17%	4.40%	1.30%	2.99%	2.24	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
58 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	May 31, 2012

RMB Guggenheim Yuan Bond ETF

	For the Period
	September 22, 2011*
Per share operating performance	through
for a share outstanding throughout the period	May 31, 2012
Net asset value, beginning of period	$25.00

Income from investment operations
Net investment income (a)	0.20
Net realized and unrealized loss	(0.28)
Total from investment operations	(0.08)

Distributions to shareholders
From net investment income	(0.10)
Return of capital	(0.06)
Total distributions to shareholders	(0.16)
Net asset value, end of period	$24.76
Market value, end of period	$25.16
Total return (b)
Net asset value	-0.31%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,953
Ratio of net expenses to average net assets	0.65	%(c)
Ratio of net investment income to average net assets	1.15	%(c)
Portfolio turnover rate (d)	54%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.
CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS	May 31, 2012

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is organized as an open-end, management investment company that was organized as a Delaware statutory trust on June 8, 2006.

The following eight portfolios have an annual reporting period ended on May 31, 2012:

Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF
Guggenheim Yuan Bond ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	Sustainable Canadian Energy Income Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier DR Index
Guggenheim International Multi-Asset	Zacks International Multi-Asset
Income ETF	Income Index
Guggenheim Shipping ETF	Dow Jones Global Shipping Index
Guggenheim Timber ETF	Beacon Global Timber Index
Guggenheim Yuan Bond ETF	AlphaShares China Yuan Bond Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing providers or broker-dealers may utilize proprietary valuation models which consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value. Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (“Board of Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

60 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs as described above. The fair value estimates for the Level 3 securities are determined in accordance with the Trust’s valuation procedures. There were various factors considered in reaching fair valuation determinations including, but not limited to, the following: the type of security, publicly available information regarding the security, trading activity of the security, quotations or evaluated prices from broker-dealers and/or pricing services and the price and extent of public trading in similar securities of the issuer or of comparable companies.

The following tables represent the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2012:

Guggenheim China Small Cap ETF

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$16,308	$—	$–	*	$16,308
Communications	7,948	—	—		7,948
Consumer, Cyclical	26,692	310	–	*	27,002
Consumer, Non-cyclical	25,664	—	—		25,664
Diversified	596	—	—		596
Energy	2,840		—		2,840
Financial	29,877	—	—		29,877
Industrial	41,576	1,327	–	*	42,903
Technology	2,957	—	—		2,957
Utilities	7,366	—	—		7,366
Investments of Collateral
for Securities Loaned	38,476				38,476
Total	$200,300	$1,637	$–	*	$201,937

*Market value is less than the minimum amount disclosed.

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below:

	$(000s	)
Transfers from Level 1 to Level 2:	$1,327
Transfers from Level 1 to Level 3:	$–	*
Transfers from Level 2 to Level 3:	$–	*

*Market value is less than the minimum amount disclosed.

Guggenheim China Small Cap ETF had transfers from Level 1 to Level 2 as a result of China High Precision Automation Group Ltd and International Mining Machinery Holdings Ltd not trading on a principal exchange on May 31, 2012. The transfer from Level 1 to Level 3 was as a result of Fook Woo Group Holdings Ltd. being halted on the principal exchange on which it trades, and negative public information on the company. The transfer from Level 2 to Level 3 was as a result of Real Gold Mining Ltd. and China Hongxing Sports Ltd. being halted the principal exchange on which they trade and negative public information on the companies.

With regards to the fair valuation of China Forestry Holdings Co. Ltd, Real Gold Mining Ltd, China Hongxing Sports Ltd, and Fook Woo Group Holdings Ltd, there were various factors considered in reaching a fair value determination, including but not limited to, the following: the type of security, public information made available by the issuer, public information from the primary stock exchange on which the issuer trades, the shares being halted on the principal exchange for an extended period of time and negative public information on the companies..

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended May 31, 2012.

Level 3 Holdings	Securities
Beginning Balance at 5/31/11	$—	*
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Purchases	—
Sales	—
Transfers In	—	*
Transfers Out	—
Ending Balance at 5/31/12	$—	*

Guggenheim International Multi-Asset Income ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks	$83,201	$—	$—	$83,201
Preferred Stock	3,888	—	—	3,888
Closed End Funds	10,158	—	—	10,158
Master Limited
Partnerships	4,489	—	—	4,489
Rights	—	48	—	48
Investments of Collateral
for Securities Loaned	16,200	—	—	16,200
Total	$117,936	$48	$—	$117,984

There were no transfers between levels.

Guggenheim Timber ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$72,604	$491	$—	$73,095
Energy	1,193	—	—	1,193
Financial	19,117	—	—	19,117
Industrial	4,984	—	—	4,984
Participation Notes	—	7,376	—	7,376
Investments of Collateral
for Securities Loaned	7,381	—	—	7,381
Total	$105,279	$7,867	$—	$113,146

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

	$(000s	)
Transfers from Level 1 to Level 2:	$491

The transfer from Level 1 to Level 2 was the result of Gunns Ltd. being halted on the principal exchange pending an announcement in respect to capital raising.

Guggenheim Yuan Bond ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Corporate Bonds	$—	$4,907	$—	$4,907
Total	$—	$4,907	$—	$4,907

All securities held by Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim Frontier Markets ETF and Guggenheim Shipping ETF were valued using quoted prices in active markets (Level 1).

For the Guggenheim Frontier Markets ETF, the transfer in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

	$(000s	)
Transfer from Level 2 to Level 1	$2,329

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities using the effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year, are not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders. Distribution frequency is as follows:

Fund	Frequency
Guggenheim Canadian Energy Income ETF	Quarterly
Guggenheim China Real Estate ETF	Annual
Guggenheim China Small Cap ETF	Annual
Guggenheim Frontier Markets ETF	Annual
Guggenheim International Multi-Asset Income ETF	Quarterly
Guggenheim Shipping ETF	Quarterly
Guggenheim Timber ETF	Annual
Guggenheim Yuan Bond ETF	Monthly

In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

fees. Such compensation is accrued daily and payable to the Fund monthly.The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(f) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and the Investment Adviser, the Investment Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the below table pays the Investment Adviser an advisory fee. The advisory fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, the Funds listed in the following table pay the Investment Adviser a unitary management fee for the services and facilities it provides. The unitary management fee is payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%
Guggenheim Yuan Bond ETF	0.65%

Out of the unitary management fee, the Investment Adviser pays substantially all the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration Agreement, the Investment Adviser provides Fund Administration services to the Funds. The Investment Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Due to its unitary fee structure, the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF do not pay a separate Fund Administration fee.

For the year ended May 31, 2012, the following Funds recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration	Fund Administration
	Expense	Expense Waived
Guggenheim Canadian Energy Income ETF	$37,676	$—
Guggenheim China Real Estate ETF	6,213	6,213
Guggenheim China Small Cap ETF	51,171	—
Guggenheim Frontier Markets ETF	40,308	—
Guggenheim International Multi-Asset Income ETF	26,024	—
Guggenheim Timber ETF	36,317	-–

The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As security lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

J.P. Morgan Investment Management, Inc. (“JPMIM”) and JF International Management Inc. (“JFIMI”, and with JPMIM, the “Investment Sub-Advisers”) act as the sub-advisers for Guggenheim Yuan Bond ETF, pursuant to the sub-advisory agreement with the Investment Adviser. In this capacity, the Investment Sub-Advisers supervise and manage the investment portfolio for the aforementioned Fund, and direct the purchases and sales of the Fund’s investment securities.

The Investment Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF and Guggenheim Yuan Bond ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2014:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

Amounts owed to each Fund from the Investment Adviser are shown in the Statement of Assets and Liabilities.

The Trust and the Investment Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

For the year ended May 31, 2012, the Investment Adviser waived fees and reimbursed the following fees and expenses:

			Potentially Recoverable Expenses Expiring
	Advisory Fees	Expenses
	Waived	Reimbursed	2013
Guggenheim Canadian Energy
Income ETF	$115,702	$—	$—
Guggenheim China Real Estate ETF	112,973	34,653	—
Guggenheim China Small Cap ETF	326,508	—	—
Guggenheim Frontier Markets ETF	155,443	—	417,118	*
Guggenheim International Multi-Asset
Income ETF	203,298	—	—
Guggenheim Timber ETF	165,835	—	—

*	Per the Expense Reimbursement Agreement discussed above, this year represents the last year the Fund will be eligible to recover fees and expenses.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Investment Adviser. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Investment Adviser.

Licensing Fee Agreements:
The Investment Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Sustainable Wealth Management, Ltd.
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon Corp.
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	CME Group Index Services LLC
Guggenheim Timber ETF	Beacon Indexes LLC
Guggenheim Yuan Bond ETF	AlphaShares LLC

The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

64 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

At May 31, 2012, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)	Net Tax Unrealized Appreciation (Depreciation) on Foreign Currency
Guggenheim Canadian Energy Income ETF	$141,443,098	$858,838	$(24,959,359)	$(24,100,521)	$(9,352)
Guggenheim China Real Estate ETF	25,362,322	49,914	(5,735,408)	(5,685,494)	(10)
Guggenheim China Small Cap ETF	255,526,424	9,173,829	(62,763,479)	(53,589,650)	(117)
Guggenheim Frontier Markets ETF	178,990,512	4,444,582	(32,587,672)	(28,143,090)	—
Guggenheim International Multi-Asset Income ETF	134,724,035	1,551,963	(18,291,683)	(16,739,720)	(7,916)
Guggenheim Shipping ETF	43,610,053	728,035	(6,491,266)	(5,763,231)	2,239
Guggenheim Timber ETF	141,158,344	2,728,801	(30,741,584)	(28,012,783)	6,257
Guggenheim Yuan Bond ETF	4,935,206	5,853	(34,192)	(28,339)	(529)

Tax components of the following balances as of May 31, 2012 were as follows:

	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated Capital & Other Loss)
Guggenheim Canadian Energy Income ETF	$—	$(58,685,928)
Guggenheim China Real Estate ETF	590,432	(16,390,712)
Guggenheim China Small Cap ETF	1,349,395	(52,485,152)
Guggenheim Frontier Markets ETF	2,537,032	(11,646,083)
Guggenheim International Multi-Asset Income ETF	—	(19,562,509)
Guggenheim Shipping ETF	205,011	(3,053,590)
Guggenheim Timber ETF	1,803,075	(41,401,277)
Guggenheim Yuan Bond ETF	1,579	(8,332)

At May 31, 2012 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, return of capital, and net investment losses. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Guggenheim Canadian Energy
Income ETF	$298,567	$(2,402,527)	$2,103,960
Guggenheim China Real Estate ETF	280,574	772,033	(1,052,607)
Guggenheim China Small Cap ETF	434,977	10,132,932	(10,567,909)
Guggenheim Frontier Markets ETF	—	(107,782)	107,782
Guggenheim International
Multi-Asset Income ETF	(446,002)	(4,183,546)	4,629,548
Guggenheim Shipping ETF	(120,474)	(3,360,163)	3,480,637
Guggenheim Timber ETF	(918,501)	(6,005,949)	6,924,450
Guggenheim Yuan Bond ETF	(16,837)	16,837	—

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2012 was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$4,070,916
Guggenheim China Real Estate ETF	233,530
Guggenheim China Small Cap ETF	4,836,000
Guggenheim Frontier Markets ETF	5,553,760
Guggenheim International Multi-Asset Income ETF	4,503,888
Guggenheim Shipping ETF	869,900
Guggenheim Timber ETF	2,496,150
Guggenheim Yuan Bond ETF	21,400

Distributions paid from Return of Capital
Guggenheim Canadian Energy Income ETF	$172,854
Guggenheim International Multi-Asset Income ETF	71,512
Guggenheim Yuan Bond ETF	11,400

The tax character of distributions paid during the year ended May 31, 2011 was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	$2,620,250
Guggenheim China Real Estate ETF	498,780
Guggenheim China Small Cap ETF	6,445,650
Guggenheim Frontier Markets ETF	1,265,040
Guggenheim International Multi-Asset Income ETF	3,195,800
Guggenheim Shipping ETF	271,500
Guggenheim Timber ETF	4,128,300

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

At May 31, 2012, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Per the Regulated Investment Company Modernization Act of 2010, capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

	Capital Loss Expiring in 2016	Capital Loss Expiring in 2017	Capital Loss Expiring in 2018	Capital Loss Expiring in 2019	Unlimited Short-Term Capital Loss	Unlimited Long-Term Capital Loss	Total
Guggenheim Canadian Energy Income ETF	$—	$3,706,876	$12,869,693	$1,166,108	$38,050,762	$83,456	$55,876,895
Guggenheim China Real Estate ETF	—	—	6,825,537	—	8,267,173	858,537	15,951,247
Guggenheim China Small Cap ETF	—	—	6,954,707	—	5,228,414	4,998,544	17,181,665
Guggenheim Frontier Markets ETF	—	241,589	3,686,218	364,152	2,328,724	2,261,479	8,882,162
Guggenheim International Multi-Asset Income ETF	434,730	2,191,498	4,095,993	2,536,694	6,405,685	1,503,338	17,167,938
Guggenheim Shipping ETF	—	—	—	—	1,664,924	648,094	2,313,018
Guggenheim Timber ETF	—	3,823,203	18,282,954	1,567,565	11,612,370	4,787,184	40,073,276
Guggenheim Yuan Bond ETF	—	—	—	—	—	—	—

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2012, the following Funds incurred and will elect to defer net capital losses, currency losses and passive foreign investment company (PFIC) losses as follows:

	Post-October
	Post-October	Foreign
	Capital	Currency and
	Losses	PFIC Losses
Guggenheim Canadian Energy Income ETF	$2,809,033	$—
Guggenheim China Real Estate ETF	439,465	—
Guggenheim China Small Cap ETF	35,303,487	—
Guggenheim Frontier Markets ETF	2,763,921	—
Guggenheim International Multi-Asset Income ETF	2,394,571	—
Guggenheim Shipping ETF	740,572	—
Guggenheim Timber ETF	1,328,001	—
Guggenheim Yuan Bond ETF	8,332	—

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the year ended May 31, 2012, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$113,574,653	$114,473,827
Guggenheim China Real Estate ETF	3,638,719	3,130,013
Guggenheim China Small Cap ETF	69,591,739	67,636,849
Guggenheim Frontier Markets ETF	44,389,364	45,436,052
Guggenheim International Multi-Asset Income ETF	71,079,397	70,212,435
Guggenheim Shipping ETF	12,102,343	11,833,394
Guggenheim Timber ETF	76,156,073	78,583,437
Guggenheim Yuan Bond ETF	7,558,923	2,632,839

For the year ended May 31, 2012, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	$16,665,141	$90,373,541
Guggenheim China Real Estate ETF	10,281,982	12,612,244
Guggenheim China Small Cap ETF	33,945,963	107,326,254
Guggenheim Frontier Markets ETF	36,831,719	51,835,923
Guggenheim International Multi-Asset Income ETF	63,976,607	34,875,558
Guggenheim Shipping ETF	41,080,646	19,417,151
Guggenheim Timber ETF	12,341,897	71,278,299
Guggenheim Yuan Bond ETF	—	—

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value

66 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2012

per share of the Fund on the transaction date. Creation or redemption transaction fees ranging from $500 to $4,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 – Distribution and Service Plan:
The Board of Trustees has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Regulatory Matters:
The Investment Adviser has notified the Trust of the following: In 2009, the Securities and Exchange Commission (“SEC”) staff conducted an examination of the Investment Adviser and in 2010 reported to the Investment Adviser that the SEC staff believed certain deficiencies existed in connection with the management of a liquidated closed-end fund formerly advised by the Investment Adviser and a third-party sub-adviser. In April 2012, the Investment Adviser and a current and a former employee of the Investment Adviser each received separate letters from the SEC staff (commonly referred to as a Wells Notice) stating that the staff intends to recommend to the SEC that action be brought against the Investment Adviser and the current and former employee for allegedly failing to cause the fund to adequately disclose certain investments made by the fund and providing the recipients of the letters with an opportunity to respond to the potential allegations.

The Investment Adviser has replied to the Wells Notice and responded to the SEC staff’s allegations. Although there can be no assurance as to this outcome, the Investment Adviser has advised the Trust that it believes its disclosures were proper and that resolution of this matter will not materially and adversely affect its financial condition or its ability to act as Investment Adviser to the Trust.

Note 10 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below. On May 31, 2012, the Board of Trustees declared the following dividends payable on June 7, 2012 to shareholders of record on June 5, 2012. The dividend rates per share were as follows:

Fund	Rate
Guggenheim Yuan Bond ETF	$0.030

Subsequent to May 31, 2012, the Board of Trustees declared the following dividends payable July 9, 2012, to shareholders of record on July 5, 2012. The dividend rates per share were as follows:

Fund	Rate
Guggenheim Yuan Bond ETF	$0.030

Subsequent to May 31, 2012, the Board of Trustees declared the following dividends payable on June 29, 2012, to shareholders of record on June 27, 2012. The dividend rates per share were as follows:

Fund	Rate
Guggenheim Canadian Energy Income ETF	$0.102
Guggenheim International Multi-Asset Income ETF	0.231
Guggenheim Shipping ETF	0.211

CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT | 67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2012

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities of Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim China Small Cap ETF, Guggenheim Frontier Markets ETF, Guggenheim International Multi- Asset Income ETF, Guggenheim Shipping ETF, Guggenheim Timber ETF, and Guggenheim Yuan Bond ETF (eight of the funds constituting the Claymore Exchange-Traded Fund Trust 2) (collectively, the Funds), including the portfolios of investments, as of May 31, 2012, and the related statements of operations, the statements of changes in net assets and financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective eight Funds constituting the Claymore Exchange-Traded Fund Trust 2 at May 31, 2012, and the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 25, 2012

68 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2012

Federal Income Tax Information

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2013, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2012.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Guggenheim Canadian Energy Income ETF intends to designate $750,932 of foreign tax withholding on foreign source income of $5,008,298.

Guggenheim Frontier Markets ETF intends to designate $709,886 of foreign tax withholding on foreign source income of $5,192,715.

Guggenheim International Multi-Asset Income ETF intends to designate $376,506 of foreign tax withholding on foreign source income of $4,139,485.

Guggenheim Timber ETF intends to designate $310,113 of foreign tax withholding on foreign source income of $2,520,364.

The Trust’s investment income (divided income plus short-term gain, if any) qualifies as follows:

	Qualified	Dividend
	dividend income	received deduction
Guggenheim Canadian Energy Income ETF	59.32%	0.00%
Guggenheim China Real Estate ETF	0.56%	0.00%
Guggenheim China Small Cap ETF	25.19%	0.00%
Guggenheim Frontier Markets ETF	84.44%	0.00%
Guggenheim International Multi-Asset Income ETF	63.43%	0.10%
Guggenheim Shipping ETF	57.15%	0.16%
Guggenheim Timber ETF	96.32%	12.95%
Guggenheim Yuan Bond ETF	0.00%	0.00%

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SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2012

Trustees
The Trustees of the Trust and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	55	None

Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker- dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	50
Director of Blue Sky Uranium Corp. (2011-present), Zincore Metals, Inc. (2009-present). Previously, Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1965-1998).	50	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	57	None

Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	54	Trustee, Bennett Group of Funds (2011-present)

Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
			50
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana. (2011-present)

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

***
As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC. The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Investment Adviser and Distributor.

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May 31, 2012

Officers

The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Donald C. Cacciapaglia Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; President and Chief Executive Officer of Guggenheim Funds Distributors, LLC and President and Chief Executive Officer of Guggenheim Funds Investment Advisors, LLC (2010 – present); Chief Executive officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012-present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).

Kevin M. Robinson Year of birth: 1959 Chief Legal Officer	Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and Guggenheim Funds Services LLC (2007-present). Chief Legal Officer and/or Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010).

Ann E. Edgeworth Year of Birth: 1961 Interim Chief Compliance Officer	Since 2012	Director, Foreside Compliance Services, LLC (2011-present). Formerly, Vice President, State Street Corporation (2007-2011); Director, Investors Bank & Trust (2004-2007).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2011
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Secretary of certain other funds in the Fund Complex. Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services LLC (2007-2012). Secretary of certain funds in the Fund Complex. Formerly, Law Clerk, Idaho State Courts (2003-2006).

Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present). Assistant Secretary of certain other funds in the Fund Complex. Formerly, Associate at K&L Gates LLP (2008-2011), J.D., University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT	May 31, 2012

On May 16, 2012 (the “May Meeting”), the Boards of Trustees (together, the “Board”) of Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2 (together the “Trusts,” with the separate series thereof referred to individually as a “Fund” and collectively as the “Funds”), including those trustees who are not “interested persons” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), on the recommendation of the Board’s Contracts Review Committee (referred to as the “Committee” and consisting solely of the Independent Trustees), considered the renewal of the investment advisory agreements (the “Investment Advisory Agreements”) between the Trusts and Guggenheim Funds Investment Advisors, LLC (the “Adviser” or “GFIA”) on behalf of the following Funds:

Claymore Exchange-Traded Fund Trust
Guggenheim BRIC ETF
Guggenheim Defensive Equity ETF
Guggenheim Insider Sentiment ETF
Guggenheim Mid-Cap Core ETF
Guggenheim Multi-Asset Income ETF
Guggenheim Raymond James SB-1 Equity ETF
Guggenheim Spin-Off ETF
Wilshire 4500 Completion ETF
Wilshire 5000 Total Market ETF
Wilshire Micro-Cap ETF
Wilshire US REIT ETF
Guggenheim Enhanced Core Bond ETF
Guggenheim Enhanced Short Duration Bond ETF
Guggenheim BulletShares 2012 Corporate Bond ETF
Guggenheim BulletShares 2013 Corporate Bond ETF
Guggenheim BulletShares 2014 Corporate Bond ETF
Guggenheim BulletShares 2015 Corporate Bond ETF
Guggenheim BulletShares 2016 Corporate Bond ETF
Guggenheim BulletShares 2017 Corporate Bond ETF
Guggenheim BulletShares 2018 Corporate Bond ETF
Guggenheim BulletShares 2019 Corporate Bond ETF
Guggenheim BulletShares 2020 Corporate Bond ETF
Guggenheim BulletShares 2021 Corporate Bond ETF
Guggenheim BulletShares 2012 High Yield Corporate Bond ETF
Guggenheim BulletShares 2013 High Yield Corporate Bond ETF
Guggenheim BulletShares 2014 High Yield Corporate Bond ETF
Guggenheim BulletShares 2015 High Yield Corporate Bond ETF
Guggenheim BulletShares 2016 High Yield Corporate Bond ETF
Guggenheim BulletShares 2017 High Yield Corporate Bond ETF
Guggenheim BulletShares 2018 High Yield Corporate Bond ETF
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF
Guggenheim BulletShares 2020 High Yield Corporate Bond ETF
Guggenheim S&P Global Dividend Opportunities Index ETF

Claymore Exchange-Traded Fund Trust 2
Guggenheim ABC High Dividend ETF
Guggenheim Airline ETF
Guggenheim China All-Cap ETF
Guggenheim China Technology ETF
Guggenheim Solar ETF
Guggenheim S&P Global Water Index ETF
Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF

The Board also considered the renewal of the Investment Subadvisory Agreement (“Subadvisory Agreement”) by and among Claymore Exchange-Traded Fund Trust, the Adviser and Guggenheim Partners Asset Management, LLC (n/k/a Guggenheim Partners Investment Management, LLC) (the “Subadviser”) with respect to Wilshire 4500 Completion ETF, Wilshire 5000 Total Market ETF and Wilshire US Real Estate Investment Trust (the “Subadvised Funds”). As part of its review process, the Committee was represented by independent legal counsel. Independent legal counsel reviewed with the Committee various factors relevant to the consideration of advisory agreements and the legal responsibilities of the Trustees related to such consideration. The Board and Committee took into account various materials received from the Adviser, the Subadviser and independent legal counsel. The Board and Committee also considered the variety of written materials, reports and oral presentations received throughout the year regarding performance and operating results of the Funds.

The Committee met independently of the Funds’ management to consider the renewal of the investment advisory agreements. In preparation for its review, the Committee worked with independent legal counsel to determine the nature of information to be requested, and independent legal counsel, on behalf of the Committee, sent a formal request for information to the Adviser and Subadviser. The Adviser and Subadviser provided extensive information in response to the initial request and to subsequent requests. Among other information, the Adviser and Subadviser provided information to assist the Committee in assessing the nature and quality of services provided, information provided by the Adviser comparing the investment advisory fees and expense ratios of the Funds to other exchange-traded funds and to other funds in a peer group provided by the Adviser, information about the Adviser’s and Subadviser’s financial position, the profitability from the Investment Advisory Agreements to the Adviser, the profitability of the Subadvisory Agreements to the Subadviser and the compliance programs of the Adviser and Subadviser.

Based upon its review, the Board and the Committee concluded that it was in the best interests of the Funds to renew the Investment Advisory Agreements and in addition, with respect to the Subadvised Funds, to renew the Subadvisory Agreement. In reaching this conclusion for the

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	May 31, 2012

Funds, no single factor was determinative in the Board’s analysis, but rather the Board considered a variety of factors.

Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services provided by the Adviser, the Board reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s organization and the background and experience of the persons responsible for the day-to-day management of the Funds. With respect to the Subadvised Funds, the Board noted that the Adviser had delegated responsibility for the investment and reinvestment of each Subadvised Fund’s assets to the Subadviser. The Board considered the Adviser’s responsibility to oversee the Subadviser and that the Adviser has similar oversight responsibilities for other Guggenheim Funds. In this connection, the Board took into account information provided by management describing the Adviser’s processes and activities for providing oversight of the Subadviser’s investment strategies and compliance with investment restrictions, as well as information regarding the Adviser’s Subadvisory Oversight Committee. The Committee also noted the distinctive nature of the Funds, as exchange-traded funds (“ETFs”), each of which (with the exception of the two actively-managed ETFs) is generally constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Board considered the experience and expertise appropriate in an adviser to ETFs. The Board also considered the secondary market support services provided by the Adviser to the Funds, including the Adviser’s efforts to educate investment professionals about the Funds and other Guggenheim Funds. In addition, the Board noted its various discussions with management concerning the experience and qualifications of the Adviser’s personnel, including those personnel providing compliance oversight. In this regard, the Board considered the information from, and presentations to the Independent Trustees by, representatives of Foreside Compliance Services, LLC (“Foreside”), a third party service provider which provides independent chief compliance officer (“CCO”) services for registered investment companies and investment advisers. The Independent Trustees took into account their review of the relevant experience, qualifications and reputation of Foreside and its personnel and, specifically, their evaluation of, and meeting with, the Trusts’ prospective interim CCO, a senior Foreside employee. Additionally, the Independent Trustees considered the proposed appointment by the Board of Mr. Donald C. Cacciapaglia, President and Chief Executive Officer of GFIA, as an “interested” Trustee for the Trusts, and his proposed election by the Board as the Trusts’ Chief Executive Officer, as well as various legal, compliance and risk management oversight and staffing initiatives undertaken and/or presented by management in connection with the Adviser’s organizational capabilities. The Board also considered updated information and representations regarding a regulatory investigation of the Adviser. Moreover, in connection with the Board’s evaluation of the overall package of services provided by GFIA, the Board considered the quality of the administrative services provided by GFIA.

Further with respect to the Adviser’s resources and its ability to carry out its responsibilities under the Advisory Agreements, the Board considered its review of financial information concerning each of the Adviser and its parent, Guggenheim Partners, LLC (“Guggenheim”), as well as its discussions with the Chief Financial Officer and Chief Accounting Officer of GFIA and Guggenheim, respectively. The Board also took into account the guaranty agreement between each Trust and a Guggenheim affiliate concerning the obligations of the Adviser under the Investment Advisory Agreements and a commitment letter from Guggenheim regarding its financial support of GFIA.

The Board also discussed the acceptability of the terms of the Investment Advisory Agreements. Based on the foregoing, and based on other information received (both oral and written) at the April 19, 2012 Committee meeting (the “April Meeting”) and at the May Meeting, as well as other considerations, the Board concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity.

Investment Performance: The Board noted that, in view of the distinctive investment objective of the Funds, the investment performance of the Funds (excluding the two actively-managed ETFs) in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Board was the extent to which each Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. In this connection, the Board evaluated information on the correlation and tracking error between the underlying index and each Fund’s returns for the one-year, three-year and since-inception periods, as applicable. The Board determined that the Funds had in fact tracked their indexes within an acceptable range.

For the two actively-managed ETFs, the Board reviewed information comparing each Fund’s total return since the Fund became actively managed, compared to the performance of similar funds and relevant market indices, and determined that the performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Funds: The Board reviewed and discussed the information provided by the Adviser on each Fund’s advisory fee and expense ratio, as compared to those of the peer group funds provided by the Adviser. The Board reviewed the advisory fees for each Fund and noted that the Adviser had either contractually agreed to waive a portion of the fee and/or reimburse expenses to absorb annual operating expenses of certain Funds (excluding interest expenses, a portion of each Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of a Fund’s business) over a particular amount or, for other Funds, the Board noted that the advisory fee was a unitary fee pursuant to which the Adviser assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the fee payments under the respective Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. The Board noted that the advisory fees were generally within the

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CONSIDERATIONS REGARDING ANNUAL REVIEW OF THE INVESTMENT ADVISORY
AGREEMENTS AND INVESTMENT SUBADVISORY AGREEMENT continued	May 31, 2012

range of the peer group funds provided by the Adviser and noted the unique nature of certain Funds, making “peer” comparisons less relevant.

In conjunction with its review of fees, the Board also considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreements, as well as the fees waived, for certain Funds and the estimated allocated direct and indirect costs the Adviser incurred in providing the services to the Funds.

The Board considered other benefits available to the Adviser because of its relationship with the Funds and noted that the administrative service fees received by the Adviser from serving as administrator provide it with additional revenue for the Funds without a unitary fee structure. The Board also noted the Adviser’s statement that it benefits from its association with the Funds by being able to offer investors a range of investment products. Based on all of the information provided, the Board determined that the Adviser’s profitability from its relationship with the Funds was not unreasonable.

Economies of Scale to be Realized: The Board considered the extent to which economies of scale could be realized with respect to the management of the Funds as the Funds grow and whether fee levels reflected a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered each Fund’s asset size, advisory fee structure, net expense ratio and any applicable expense waiver and/or reimbursement agreement or unitary fee agreement with the Adviser and whether the investment process produced economies of scale. The Board considered the Adviser’s statement that, while it has experienced economies of scale as an organization through the introduction of new products, it is concurrently incurring new costs from increased staff and upgraded systems. The Board was also of the view that economies of scale were being shared with the Funds subject to a unitary fee arrangement by virtue of an advisory fee, set at a relatively low level since the inception of each applicable Fund, that subsumed economies of scale in the fee itself.

Subadvisory Agreement
Nature, Extent and Quality of Services Provided by the Subadviser: With respect to the nature, extent and quality of the services provided by the Subadviser, the Board considered the qualifications, experience, reputation and skills of the Subadviser’s personnel providing services to the Subadvised Funds and other key personnel. The Board also noted the distinctive nature of the Subadvised Funds, as ETFs, each of which is generally constructed to track the performance of a defined index of securities, before fund fees and expenses. In this connection, the Board considered the experience and expertise appropriate in an adviser to ETFs. The Board concluded that the Subadviser had personnel qualified to provide the services under the Subadvisory Agreement.

Investment Performance: The Board noted that, in view of the distinctive investment objective of the Subadvised Funds, the investment performance of the Subadvised Funds in absolute terms was not of the importance that normally attaches to the performance of actively managed funds. Of more importance to the Board was the extent to which each Subadvised Fund achieved its objective to provide investment results that, before fund fees and expenses, correspond generally to the price and yield performance of securities of companies in its applicable index. In this connection, the Board evaluated information on the correlation and tracking error between the underlying index and each Subadvised Fund’s returns for the one-year and since-inception periods. The Board determined that the Subadvised Funds had in fact tracked their indexes within an acceptable range.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Subadviser from its Relationship with the Subadvised Funds: The Board considered that the Subadvisory Agreement was negotiated at arm’s length between the Adviser and the Subadviser, with the Adviser compensating the Subadviser from its own fees. On the basis of the information provided, the Board concluded that the subadvisory fee rate for each of the Subadvised Funds was reasonable.

With respect to the costs of services provided and profits realized by the Subadviser from its relationship with the Subadvised Funds, the Board considered information provided by management concerning the revenues the Subadviser received under the Subadvisory Agreement as well as the estimated expenses incurred by the Subadviser in providing services to the Subadvised Funds and its pre-tax return on revenue. The Board considered management’s representation that the Subadviser’s operating margins were within the industry range and determined that profitability levels were not unreasonable.

Economies of Scale to be Realized: The Board considered whether there were economies of scale with respect to the subadvisory services provided to the Subadvised Funds under the Subadvisory Agreement. The Board noted that the Subadvised Funds were relatively new and had not attracted significant assets and determined to address economies of scale when the Subadvised Funds had significant assets.

Overall Conclusions
Based on the foregoing, the Board determined at the May Meeting that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interests of each Fund. In reaching this conclusion, no single factor was determinative. At the May Meeting, the Board, constituting all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

74 | CLAYMORE EXCHANGE-TRADED FUND TRUST 2 ANNUAL REPORT

TRUST INFORMATION	May 31, 2012

Board of Trustees	Officers	Investment Adviser	Administrator
Randall C. Barnes	Donald C. Cacciapaglia	Guggenheim Funds	Guggenheim Funds
	Chief Executive Officer	Investment	Investment
Donald C. Cacciapaglia*		Advisors, LLC	Advisors, LLC
	Kevin M. Robinson	Lisle, IL	Lisle, IL
Roman Friedrich III	Chief Legal Officer
		Investment Sub-Advisers	Accounting Agent,
Robert B. Karn III	John Sullivan	(RMB)	Custodian and Transfer
	Chief Accounting Officer,	J.P. Morgan Investment	Agent
Ronald A. Nyberg	Chief Financial Officer	Management, Inc.	The Bank of New York
	and Treasurer	New York, NY	Mellon Corp.
Ronald E. Toupin, Jr.,			New York, NY
Chairman	Ann E. Edgeworth	JP International
	Interim Chief Compliance	Management Inc.
*Trustee is an “interested	Officer	Hong Kong	Legal Counsel
person” (as defined in section			Dechert LLP
2(a)(19) of the 1940 Act)	Mark E. Mathiasen	Distributor	New York, NY
(“Interested Trustee”) of the	Secretary	Guggenheim Funds
Trust because of his position as		Distributors, LLC	Independent Registered
the President and CEO of the	Stevens T. Kelly	Lisle, IL	Public Accounting Firm
Investment Adviser and	Assistant Secretary		Ernst & Young LLP
Distributor.			Chicago, IL
William H. Belden III
Vice President

Privacy Principles of the Trust for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Fund’s website at www.guggenheimfunds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheimfunds.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

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ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $125 billion in assets under supervision. Guggenheim Partners, LLC, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio manager who is currently responsible for the day-to-day management of each Funds’ portfolio, except the Guggenheim Yuan Bond ETF, is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC. and joined Guggenheim Funds Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

For the Guggenheim Yuan Bond ETF, the portfolio managers responsible for the day-to-day management of the portfolio are Stephen Chang, Managing Director of JF International Management, Inc. (“JFIMI”) and Shaw-Yann Ho, Vice President of JFIMI. Mr. Chang and Ms. Ho have managed the Guggenheim Yuan Bond ETF’s portfolio since its inception.

Stephen Chang, Managing Director of JFIMI, is head of the Asian Fixed Income Team, based in Hong Kong. Mr. Chang joined JPMorgan in 2004 from The Royal Bank of Scotland in Hong Kong where he was a senior interest rates and derivatives trader. Before returning to Hong Kong, Mr. Chang spent 6 years with Fischer Francis Trees & Watts, Inc. in New York, as a global fixed income portfolio manager. Mr. Chang began his career in 1996 with Morgan Stanley & Co., Inc. in New York as an associate, corporate treasury – risk management. He obtained a B.Sc. in Computer Science from Cornell University and a M.Sc. in Management Science from Stanford University and is a holder of the CFA designation.

Shaw-Yann Ho, Vice President of JFIMI, is the head of Asian Credit on the Asia Fixed Income Team. In this role, Ms. Ho manages Asian portfolios as well as contributes Asian credit expertise to Emerging Market Debt and other global funds. Ms. Ho joined the firm in 2011. Prior to this, she was a senior credit analyst at ING Investment Management. Prior to ING, she was a credit analyst at both Mirae Asset Management and Standard Chartered Bank, where she produced sell-side credit research covering both local currency and USD credits in various sectors. Ms. Ho earned a BSc. (Hons) in Finance from University of Warwick.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 is an investment company consisting of 14 separate exchange-traded “index funds” as of May 31, 2012. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(07/12)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
ETF-002-AR-0512

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant’s code of ethics that applies to the registrant’s principal executive officer, principal accounting officer or controller, or persons performing similar functions, was amended during the period to include: specific examples of conflict of interest situations requiring prior written approval; annual certification requirements for officers covered under the code of ethics; specific recordkeeping obligations by the Trusts; and a confidentiality provision.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1) The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $87,171 and $109,652 for the fiscal years ending May 31, 2012, and May 31, 2011, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $2,800 and $2,750 for the fiscal years ending May 31, 2012, and May 31, 2011, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $26,000 and $28,000 for the fiscal years ending May 31, 2012, and May 31, 2011 respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending May 31, 2012, and May 31, 2011, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that  required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $26,000 and $28,000 for the fiscal years ending May 31, 2012, and May 31, 2011, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Randall C. Barnes, Roman Friedrich III, Bob Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics for Chief Executive and Senior Financial Officer.

 (a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)       Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          August 3, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:          August 3, 2012

By:              /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          August 3, 2012